     As filed with the Securities and Exchange Commission on April 29, 1997

                                                     File Nos. 2-85370; 811-3807
________________________________________________________________________________
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A

                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                 ACT OF 1933                             [_]

                           PRE-EFFECTIVE AMENDMENT NO.                   [_]

                        POST-EFFECTIVE AMENDMENT NO. 18                   X

                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                            [_]

                               AMENDMENT NO. 17                           X
                        (Check appropriate box or boxes)

                      SUNAMERICA MONEY MARKET FUNDS, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                             The SunAmerica Center
                          733 Third Avenue - 3rd Floor
                              New York, NY  10017
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 858-8850

                             Robert M. Zakem, Esq.
                   Senior Vice President and General Counsel
                             The SunAmerica Center
                       SunAmerica Asset Management Corp.
                          733 Third Avenue - 3rd Floor
                              New York, NY  10017
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                             Margery K. Neale, Esq.
                   Shereff, Friedman, Hoffman, & Goodman, LLP
                                919 Third Avenue
                              New York, NY  10022

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

[_] immediately upon filing pursuant     X  on April 30,1997 pursuant to
    to paragraph (b) of Rule 485            paragraph (b) of Rule 485

[_] 60 days after filing pursuant to    [_] on (date) pursuant to
    paragraph (a) of Rule 485               paragraph (a) of Rule 485
                             ____________________

       Registrant has elected to register an indefinite number of shares of common stock, par value $.001 per share, under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for Registrant's fiscal year ended December 31, 1996 was filed on March 7, 1997.

________________________________________________________________________________
________________________________________________________________________________

                      SUNAMERICA MONEY MARKET FUNDS, INC.

                             CROSS REFERENCE SHEET
                            Pursuant to Rule 481(a)
                        Under the Securities Act of 1933
                        --------------------------------

PART A
Item No.         Registration Statement Caption          Caption in Prospectus
--------         ------------------------------          ---------------------
      1          Cover Page                              Cover Page

      2          Synopsis                                Summary of Fund Expenses

      3          Condensed Financial Information         Financial Highlights;
                                                         Performance Data

      4          General Description of Registrant       Investment Objective and Policies;
                                                         Investment Restrictions; General
                                                         Information; Appendix

      5          Management of the Fund                  Management of the Corporation; Portfolio
                                                         Transactions and Brokerage

      5A         Management's Discussion of Fund         *
                 Performance

      6          Capital Stock and Other                 Dividends, Distributions and Taxes;
                 Securities                              General Information

      7          Purchase of Securities Being            Purchase of Shares; Determination
                 Offered                                 of Net Asset Value

      8          Redemption or Repurchase                Redemption of Shares; Exchange Privilege

      9          Pending Legal Proceedings               Inapplicable

PART B                                                   Caption in Statement
Item No.         Registration Statement Caption          of Additional Information
--------         ------------------------------          -------------------------
     10          Cover Page                              Cover Page

     11          Table of Contents                       Table of Contents

     12          General Information and History         History of the Fund

     13          Investment Objectives and               Investment Objective and Policies;
                 Policies                                Investment Restrictions; Appendix

     14          Management of the Fund                  Directors and Officers

     15          Contact Persons and Principal Holders   Directors and Officers
                 of Securities

     16          Investment Advisory and Other           Adviser, Personal Trading, Distributor and
                 Services                                Administrator; Additional Information

     17          Brokerage Allocation                    Portfolio Transactions and Brokerage

     18          Capital Stock and Other Securities      Dividends, Distributions and Taxes;
                                                         Description of Shares; Additional Information

     19          Purchase, Redemption and Pricing        Additional Information Regarding
                 of Securities Being Offered             Purchase of Shares; Additional
                                                         Information Regarding Redemption of
                                                         Shares; Determination of Net Asset Value;
                                                         Retirement Plans; Additional Information

     20          Tax Status                              Dividends, Distributions and Taxes

     21          Underwriters                            Adviser, Personal Trading, Distributor and Administrator

     22          Calculation of Performance Data         Performance Data

     23          Financial Statements                    Financial Statements

PART C
         The information required to be included in Part C is set forth under the appropriate item, so numbered in Part C of this Registration Statement

* Included in the Annual Report to Shareholders for fiscal year ended December 31, 1997.

                         SUNAMERICA MONEY MARKET FUND

       THE SUNAMERICA CENTER, 733 THIRD AVENUE, NEW YORK, NY 10017-3204

                 GENERAL MARKETING AND SHAREHOLDER INFORMATION

                                (800) 858-8850

  SunAmerica Money Market Fund (the "Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital by investing in a portfolio of high quality, short-term money market instruments. The Fund is the only series of SunAmerica Money Market Funds, Inc., an open-end diver-sified management investment company organized as a Maryland corporation (the "Corporation"). The Fund is advised by SunAmerica Asset Management Corp. (the "Adviser").

  The Fund seeks to maintain a stable net asset value of $1.00 per share, al-though no assurance can be given that the Fund will be able to do so. An in-vestment in the Fund is neither insured nor guaranteed by the U.S. Government or any other entity.

  The Fund currently offers Class A shares and Class B shares. The offering price is the next-determined net asset value per share, plus, for Class B shares only, a declining contingent deferred sales charge ("CDSC") imposed on certain redemptions made within six years. Each class makes account mainte-nance and service fee payments, and Class B shares also make distribution fee payments, under a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). Class B shares of the Fund will convert automatically to Class A shares on the first business day of the month follow-ing the seventh anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares. Investors wishing to purchase shares of the Fund are generally re-quired to purchase Class A shares. Class B shares will be typically issued upon an exchange of Class B shares from another mutual fund in the SunAmerica Family of Mutual Funds. See "Purchase of Shares."

  Shares of the Fund are not deposits or obligations of, or guaranteed or en-dorsed by, any bank through which such shares may be sold, and are not feder-ally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

  This Prospectus explains concisely what you should know before investing in the Fund. Please read it carefully and retain it for future reference. You can find more detailed information about the Fund in the Statement of Additional Information dated April 30, 1997, which is incorporated by reference into this Prospectus and further information about the performance of the Fund in the Corporation's Annual Report to Shareholders. The Statement of Additional In-formation and Annual Report to Shareholders may be obtained without charge by contacting the Corporation at the address or telephone number listed above.

-------------------------------------------------------------------------------
THESE SECURITIES  HAVE NOT BEEN APPROVED OR DISAPPROVED BY  THE SECURITIES AND
 EXCHANGE COMMISSION OR  ANY STATE SECURITIES COMMISSION NOR  HAS THE SECURI-
  TIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO
   THE CONTRARY IS A CRIMINAL OFFENSE.
-------------------------------------------------------------------------------

                     PROSPECTUS DATED APRIL 30, 1997

                               TABLE OF CONTENTS

                                    PAGE
                                    -----
Prospectus........................  Cover
Summary of Fund Expenses..........      2
Financial Highlights..............      4
Investment Objective and Policies.      5
Investment Restrictions...........      5
Management of the Corporation.....      5
Purchase of Shares................      7
Redemption of Shares..............      9
Exchange Privilege................     10

                                   PAGE
                                   ----
Portfolio Transactions and
 Brokerage........................  11
Determination of Net Asset Value..  12
Performance Data..................  12
Dividends, Distributions and
 Taxes............................  12
General Information...............  13
Appendix..........................  13


                            SUMMARY OF FUND EXPENSES

   A general comparison of the sales arrangements and other non-recurring expenses applicable to Class A shares and Class B shares follows:

                                                            CLASS A CLASS B(/1/)
                                                            ------- ------------
  SHAREHOLDER TRANSACTION EXPENSES
   Maximum Initial Sales Load..............................   None      None
   Maximum Sales Load on Reinvested Dividends..............   None      None
   Deferred Sales Load(/2/)................................   None     4.00%
   Redemption Fees(/3/)....................................   None      None
   Exchange Fees...........................................  $5.00     $5.00
  ANNUAL FUND OPERATING EXPENSES
   (AS A PERCENTAGE OF AVERAGE NET ASSETS)
   Management Fees.........................................  0.50%     0.50%
   12b-1 Fees(/4/).........................................  0.15%     0.90%
   Other Expenses..........................................  0.35%     0.37%
                                                             -----     -----
   Total Operating Expenses(/5/)...........................  1.00%     1.77%
                                                             =====     =====

 --------
 (1) Investors wishing to purchase shares of the Fund are generally required to purchase Class A shares. Class B shares of the Fund will typically be issued in exchange for Class B shares of other mutual funds in the SunAmerica Family of Mutual Funds.

 (2) The contingent deferred sales charge on Class B shares applies only if a redemption occurs within six years from their purchase date.

 (3) A $15.00 fee may be imposed for wire redemptions.

 (4) 0.15% of the 12b-1 fee comprises an Account Maintenance and Service Fee. A portion of the Account Maintenance and Service Fee is allocated to member firms of the National Association of Securities Dealers, Inc. for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, providing current marketing material and attending to other shareholder matters. Class B shareholders who own shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc.

 (5) For the fiscal year ended December 31, 1996, the total operating expenses reflect the effect of a gross up of transfer agent expense credits of .03% and .04% for Class A and Class B shares, respectively.

EXAMPLE:

  You would pay the following expenses on a $1,000 investment over various time periods assuming (1) a 5% annual return and (2) redemption at the end of each time period. The 5% return and the expenses used in this Example should not be considered indicative of actual or expected performance or expenses, both of which will vary:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Class A shares..................................  $10     $32    $ 55     $122
Class B shares*.................................  $58     $86    $116     $178

  You would pay the following expenses on the same investment, assuming no redemption:

                                                 1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                 ------ ------- ------- --------
Class A shares..................................  $10     $32     $55     $122
Class B shares*.................................  $18     $56     $96     $178

  The foregoing examples should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown.

--------
* Class B shares convert to Class A shares seven years after purchase. Therefore, years 8, 9 and 10 reflect the expenses attributable to ownership of Class A shares.

                              FINANCIAL HIGHLIGHTS

  The following Financial Highlights for each of the periods presented have been audited by Price Waterhouse LLP, the Fund's independent accountants, whose report on the financial statements containing such information for the five years ended December 31, 1996 is included in the Fund's Annual Report to Shareholders. These Financial Highlights should be read in conjunction with the Fund's financial statements and notes thereto, which are included in the Statement of Additional Information and are incorporated by reference herein.

                                                                                                    RATIO OF
                                           DIVIDENDS   NET                    NET                     NET
           NET ASSET                          FROM    ASSET                  ASSETS   RATIO OF     INVESTMENT
             VALUE      NET     TOTAL FROM    NET     VALUE                  END OF   EXPENSES     INCOME TO
PERIOD     BEGINNING INVESTMENT INVESTMENT INVESTMENT END OF    TOTAL        PERIOD  TO AVERAGE     AVERAGE
ENDED      OF PERIOD  INCOME    OPERATIONS  INCOME    PERIOD RETURN(/1/)    (000'S)  NET ASSETS    NET ASSETS
------     --------- ---------- ---------- ---------- ------ -----------    -------- ----------    ----------
                                                CLASS A
                                                -------
12/31/87    $1.000     $0.059     $0.059    $(0.059)  $1.000    5.90%       $381,405    1.00%         5.87%
12/31/88     1.000      0.067      0.067     (0.067)   1.000    6.70         522,163    1.09          6.71
12/31/89     1.000      0.082      0.082     (0.082)   1.000    8.52         402,720    1.19          8.22
12/31/90     1.000      0.072      0.072     (0.072)   1.000    7.44         302,440    1.10          7.23
12/31/91     1.000      0.052      0.052     (0.052)   1.000    5.32         270,405    1.21          5.25
12/31/92     1.000      0.027      0.027     (0.027)   1.000    2.74         215,521    1.27          2.76
12/31/93     1.000      0.023      0.023     (0.023)   1.000    2.32         189,160    1.16          2.30
12/31/94     1.000      0.034      0.034     (0.034)   1.000    3.47         213,958    1.00          3.43
12/31/95     1.000      0.051      0.051     (0.051)   1.000    5.18         316,308    1.01(/2/)     5.04
12/31/96     1.000      0.045      0.045     (0.045)   1.000    4.61         398,698    1.00(/2/)     4.52
                                                CLASS B
                                                -------
09/24/93-
 12/31/93   $1.000     $0.004     $0.004    $(0.004)  $1.000    0.44%(/3/)  $ 41,915    1.69%(/4/)    1.69%(/4/)
12/31/94     1.000      0.027      0.027     (0.027)   1.000    2.76          98,398    1.69          2.91
12/31/95     1.000      0.044      0.044     (0.044)   1.000    4.49          51,799    1.78(/2/)     4.37
12/31/96     1.000      0.038      0.038     (0.038)   1.000    3.83          29,114    1.77(/2/)     3.76

--------

(1) Total return does not reflect sales load.

(2) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credits for the year ended December 31, 1995 and a gross up of transfer agent expense credits for the year ended December 31, 1996 as follows:

                                           12/31/95 12/31/96
                                           -------- --------
           Class A........................   0.05%    0.03%
           Class B........................   0.13%    0.04%

(3) Total return is not annualized.

(4) Annualized.

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek as high a level of current income as is consistent with liquidity and stability of capital through investment primarily in high quality money market instruments. There can be no assurance that the investment objective of the Fund will be achieved.

  Except as specifically indicated, the investment policies and strategies described herein are not fundamental policies of the Fund and may be changed by the Board of Directors ("Directors") without the approval of shareholders. The Fund's investment objective and fundamental investment restrictions, however, may not be changed without the approval of shareholders of the Fund. See "Investment Restrictions."

  The Fund will seek to achieve its investment objective by investing in a diversified portfolio of money market instruments, including: (i) securities issued or guaranteed as to principal and interest by the U.S. government or by its agencies or instrumentalities; (ii) certificates of deposit, bankers' acceptances and time deposits; (iii) commercial paper and other short-term obligations of U.S. and foreign corporations; (iv) repurchase agreements; (v) reverse repurchase agreements; and (vi) asset-backed securities. The Fund seeks to maintain a constant net asset value of $1.00 per share. To do so, the Fund pursuant to Rule 2a-7 uses the amortized cost method of valuation in computing its current share price under the 1940 Act. See "Determination of Net Asset Value." In addition, the Fund complies with the quality, diversification and maturity requirements set forth in such rule. See the Statement of Additional Information for a discussion regarding these requirements.

  See the Appendix and the Statement of Additional Information for further information on the types of securities in which the Fund may invest.

                            INVESTMENT RESTRICTIONS

  The Fund has adopted certain fundamental policies designed to maintain the diversity of its portfolio and reduce investment risk. With respect to 75% of the Fund's total assets, the Fund may not invest more than 5% of its assets in the securities of any one issuer (other than obligations of the U.S. government, its agencies and instrumentalities) or purchase more than 10% of an issuer's voting securities or more than 10% of any class of an issuer's outstanding securities. The Fund may not purchase securities if as a result of such purchase more than 25% of the Fund's total assets would be invested in any one industry, except that the Fund may invest without limit in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. In addition, the Fund reserves freedom of action to invest in obligations issued by domestic branches of U.S. banks. As a fundamental policy, the Fund may borrow up to 10% of its total assets for temporary or emergency purposes. The Fund may also pledge its assets to secure such borrowings. See the Statement of Additional Information for information concerning other fundamental policies.

                         MANAGEMENT OF THE CORPORATION

  DIRECTORS. The Directors of the Corporation are responsible for the overall supervision of the operation of the Corporation and the Fund and perform various duties imposed on directors of investment companies by the 1940 Act and by the State of Maryland.

  THE ADVISER. The Adviser selects and manages the investments of the Fund, provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Directors. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. ("SunAmerica"), an investment-grade financial services company which, as of March 31, 1997 has approximately $45 billion in assets. SunAmerica's principal executive offices are located at 1 SunAmerica Center, Los Angeles, CA 90067-6022. In addition to serving as adviser to the Fund, the Adviser and its affiliates serve as adviser, manager and/or administrator for Anchor Pathway Fund, SunAmerica Equity Funds, SunAmerica Income Funds, Style Select Series, Inc., Anchor Series Trust, SunAmerica Series Trust and Seasons Series Trust. The Adviser and its affiliates managed, advised and/or administered assets of approximately $9.1 billion as of December 31, 1996 for investment companies, individuals, pension accounts, and corporate and trust accounts.

  Pursuant to the Investment Advisory and Management Agreement entered into between the Adviser and the Corporation, on behalf of the Fund, the Fund pays the Adviser a fee, payable monthly, computed daily at the annual rate of .50% on the first $600 million of the Fund's average daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion for the services performed on behalf of the Fund and the facilities furnished by the Adviser. For the fiscal year ended December 31, 1996, the Fund paid the Adviser a fee equal to .50% of the average daily net assets of the Fund.

  PORTFOLIO MANAGEMENT. The following individual is primarily responsible for the day-to-day management of the Fund.

  P. Christopher Leary has served as portfolio manager of the Fund since August 1995. Mr. Leary is a Senior Vice President of the Adviser and has been a portfolio manager with the Adviser since 1990. Mr. Leary is assisted by John
J. DiVito who has been with the Adviser since November 1994.

  THE DISTRIBUTOR. SunAmerica Capital Services, Inc. (the "Distributor"), an indirect wholly owned subsidiary of SunAmerica, acts as distributor of the shares of the Fund pursuant to the Distribution Agreement between the Distributor and the Corporation on behalf of the Fund. The Distributor and other broker-dealers pay commissions to salespersons, as well as the cost of printing and mailing prospectuses to potential investors and of any advertising expenses incurred by them in connection with their distribution of Fund shares.

  The Distributor, at its expense, may from time to time, provide additional compensation to broker-dealers (including in some instances, exclusively to Royal Alliance Associates, Inc., SunAmerica Securities, Inc., Kegler Morgan & Company and/or Advantage Capital Corporation, affiliates of the Distributor) in connection with sales of shares of the Fund. Such compensation may include
(i) additional compensation with respect to the sale of Class B shares; or
(ii) financial assistance to broker-dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other broker-dealer-sponsored special events. In some instances, this compensation will be made available only to certain broker-dealers whose representatives have sold a significant amount of shares of the Fund. Compensation may also include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In addition, the following types of non-cash compensation may be offered through sales contests: (i) travel mileage on major air carriers; (ii) tickets for entertainment events (such as concerts or sporting events); or
(iii) merchandise (such as clothing, trophies, clocks, pens or other electronic equipment). Broker-dealers may not use sales of the Fund's shares to qualify for this compensation to the extent receipt of such compensation may be prohibited by the laws of any state or any self-regulatory agency, such as, for example, the National Association of Securities Dealers, Inc. Dealers who receive bonuses or other incentives may be deemed to be underwriters under the Securities Act of 1933.

  Certain laws and regulations limit the ability of banks and other depository institutions to underwrite and distribute securities. However, in the opinion of the Adviser based upon the advice of counsel, these laws and regulations do not prohibit such depository institutions from providing other services to investment companies of the type contemplated by the Distribution Plans (as described below). The Directors will consider appropriate modifications to the operations of the Fund, including discontinuance of payments under the Distribution Plans to banks and other depository institutions, in the event such institutions can no longer provide the services called for under their agreements. Banks and other financial services firms may be subject to various state laws regarding the services described, and may be required to register as dealers pursuant to state law.

  DISTRIBUTION PLANS. Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Fund have adopted distribution plans hereinafter referred to as the "Class A Plan" and the "Class B Plan," and collectively as the "Distribution Plans." In adopting each Distribution Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan, the Distributor may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B shares to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. Both the Class A and Class B Plans provide that each respective class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers.

  For the fiscal year ended December 31, 1996, under the Class A Plan, the Fund paid the Distributor a fee equal to .15% of average daily net assets. For the same period, under the Class B Plan, the Fund paid the Distributor a fee equal to .90% of average daily net assets.

  ADMINISTRATOR. The Corporation has entered into a Service Agreement under the terms of which SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica, assists the transfer agent in providing shareholder services. Pursuant to the Service Agreement, or compensation for services rendered, SAFS receives a fee from the Fund, calculated and payable monthly, at an annual rate of 0.22% of average daily net assets. See the Statement of Additional Information for further information.

                              PURCHASE OF SHARES

  GENERAL. Shares of the Fund are sold at net asset value per share, plus for Class B shares only, a deferred sales charge. The Fund seeks to maintain a stable net asset value per share of $1.00, although no assurance can be given that the Fund will be able to do so.

  The minimum initial investment in the Fund is $1,000 and the minimum subsequent investment is $100. However, for Individual Retirement Accounts
(IRAs), Keogh Plan accounts and accounts for other qualified plans, the minimum initial investment is $250 and minimum subsequent investment is $25.

  Investors purchasing shares of the Fund are generally required to purchase Class A shares, since there is no sales charge or distribution fee. Class B shares are typically intended to be purchased in connection with exchanges of Class B shares from other funds in the SunAmerica Family of Mutual Funds. Dealers may receive different levels of compensation depending on which class of shares they sell.

  Upon making an investment in shares of the Fund, an open account will be established under which shares of the Fund and additional shares acquired through reinvestment of dividends and distributions will be held for each shareholder's account by State Street Bank and Trust Company ("State Street") and its affiliate, National Financial Data Services ("NFDS") (collectively, the "Transfer Agent"). Shareholders will not be issued certificates for their shares. Shareholders receive regular statements from the Transfer Agent that report each transaction affecting their accounts. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  CLASS A SHARES. Class A shares are offered at net asset value. No sales charge is imposed on purchases or redemptions of Class A shares; provided, however, that shareholders who purchased their Class A shares of the Fund through an exchange from another fund in the SunAmerica Family of Mutual Funds without an initial sales charge on the original purchase because such purchase was in excess of $1 million, will remain subject to the 1% CDSC applicable to such redemptions. See "Exchange Privilege."

  CLASS B SHARES. Class B shares are offered at net asset value. Certain redemptions of Class B shares within the first six years of the date of purchase are subject to a CDSC. The charge is assessed on an amount equal to the lesser of the then-current market value or the purchase price of the shares being redeemed. No charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. In determining whether the CDSC is applicable to a redemption, the calculation is determined in the manner that results in the lowest possible rate being charged. Therefore, it is assumed that the redemption is first of any Class A shares in the shareholder's Fund account, second of any shares in such account that are not subject to a CDSC (i.e., shares representing reinvested dividends and distributions), third of shares held for more than six years and fourth of such shares held the longest during the six-year period. The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of Fund shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the first day of the month. The following table sets forth the rates of the CDSC.

                                                       CONTINGENT DEFERRED SALES
                                                       CHARGE AS A PERCENTAGE OF
                                                          DOLLARS INVESTED OR
YEAR SINCE PURCHASE PAYMENT WAS MADE                      REDEMPTION PROCEEDS
------------------------------------                   -------------------------
First.................................................             4%
Second................................................             4%
Third.................................................             3%
Fourth................................................             3%
Fifth.................................................             2%
Sixth.................................................             1%
Seventh and thereafter................................             0%

  The CDSC will be waived in connection with redemptions which are (a) requested within one year of the death or the initial determination of disability of a shareholder; (b) taxable distributions or loans to participants made by qualified retirement plans or retirement accounts (not including rollovers) for which the Adviser serves as a fiduciary (e.g., prepares all necessary tax reporting documents); provided that, in the case of a taxable distribution, the plan participant or accountholder has attained the age of 59 1/2 at the time the redemption is made; (c) made pursuant to a Systematic Withdrawal Plan, up to a maximum amount of 12% per year from a shareholder account based on the value of the account at the time the Plan is established, provided, however, that all dividends and capital gains distributions are reinvested in Fund shares; and (d) made of shares in accounts consisting of assets which were originally individually managed by the Adviser and had paid an investment advisory fee to the Adviser. See the Statement of Additional Information for further information concerning conditions with respect to (a) above. For Federal income tax purposes, the amount of the CDSC will reduce the amount realized on the redemption of shares, concomitantly reducing gain or increasing loss. For information on the imposition and waiver of the CDSC contact Shareholder/Dealer Services at (800) 858-8850.

  Shareholders of the Fund that acquired their Class B shares pursuant to a reorganization effected with another SunAmerica mutual fund will remain subject to the terms of the CDSC in effect for the previous fund at the time of such reorganization. For additional information, see "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information.

  Conversion Feature. Class B shares (including a pro rata portion of the Class B shares purchased through the reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of the issuance of such Class B shares. Class B shares of the Fund issued upon an exchange of Class B shares of another SunAmerica Mutual Fund will convert into Class A shares of the Fund on the first business day of the month following the seventh anniversary of the issuance of the original Class B shares. Subsequent to the conversion of a Class B share to a Class A share, such share will no longer be subject to the higher distribution fee of Class B shares. Such conversion will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

  ADDITIONAL PURCHASE INFORMATION. All purchases are confirmed to each shareholder. The Corporation and the Distributor reserve the right to reject any purchase order and may at any time discontinue the sale of any class of shares of the Fund.

  Shares of the Fund may be purchased through SAFS, by check or federal funds wire and through a pre-authorized check investment program.

  Checks should be made payable to the Fund or to "SunAmerica Funds" or, for retirement plan accounts for which the Adviser serves as fiduciary, to "Resources Trust Company." Payments to open new accounts should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204, together with a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's Fund account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement.

  Since the Fund will be investing in instruments that normally require immediate payment in Federal Funds (monies credited to a bank's account with its regional Federal Reserve Bank), the Fund has adopted procedures for the convenience of its shareholders and to ensure that it receives funds that can be invested. Orders for purchases of shares received by wire transfer in the form of Federal Funds will be effected at the next-determined net asset value if received at or prior to the Fund's close of business. Orders for purchases accompanied by check or other negotiable bank draft will be accepted and effected as of the Fund's close of business on the next business day following receipt of such order. Shares will be entitled to receive a dividend, if any, commencing on the next business day after the day the purchase is effected.

  See "Additional Information Regarding Purchase of Shares" in the Statement of Additional Information for more information regarding these services and the procedures involved and when orders are deemed to be received.

                             REDEMPTION OF SHARES

  Shares of the Fund may be redeemed at any time at their net asset value next-determined, less any applicable CDSC (Class B shares only), after receipt by the Fund of a redemption request in proper form. See "Dividends, Distributions and Taxes."

  REGULAR REDEMPTION. Shareholders may redeem their shares by sending a written request to SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. All written requests for redemption must be endorsed by the shareholder(s) with signature(s) guaranteed by an "eligible guarantor institution" which includes: banks, brokers, dealers, credit unions, securities and exchange associations, clearing agencies and savings associations. Guarantees must be signed by an authorized signatory of the eligible guarantor and the words "Signature Guaranteed" must appear with the signature. Signature guarantees by notaries will not be accepted. SAFS may request further documentation from corporations, executors, administrators, trustees or guardians.

  REPURCHASE THROUGH THE DISTRIBUTOR. The Distributor is authorized, as agent for the Fund, to offer to repurchase shares which are presented by telephone to the Distributor by investment dealers. Orders received by dealers must be at least $500. The repurchase price is the net asset value per share of the applicable class of shares of the Fund next-determined after the repurchase order is received, less any applicable CDSC (Class B shares only). Repurchase orders received by the Distributor after the Fund's close of business, will be priced based on the next business day's close. Dealers may charge for their services in connection with the repurchase, but neither the Fund nor the Distributor imposes any such service charge. The offer to repurchase may be suspended at any time, as described below.

  TELEPHONE REDEMPTION. The Corporation accepts telephone requests for redemption of shares with a value of less than $100,000. The proceeds of a telephone redemption may be sent by wire to the shareholder's bank account as set forth in the New Account Application or in a subsequent written authorization. Shareholders utilizing the redemption through the electronic funds transfer method will incur a $15.00 transaction fee. The Corporation will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Failure to do so may result in liability to the Corporation for losses incurred due to unauthorized or fraudulent telephone instructions. Such procedures include, but are not limited to, requiring some form of personal identification prior to acting upon instructions received by telephone and/or tape recording of telephone instructions.

  A shareholder making a telephone redemption should call Shareholder/Dealer Services at (800) 858-8850, and state (i) the name of the shareholder(s) appearing on the Fund's records, (ii) his or her account number with the Fund,
(iii) the amount to be redeemed, and (iv) the name of the person(s) requesting the redemption. The Corporation reserves the right to terminate or modify the telephone redemption service at any time.

  SYSTEMATIC WITHDRAWAL PLAN. Shareholders who have invested at least $5,000 in the Fund may provide for the periodic payment from the account pursuant to the Systematic Withdrawal Plan. At the shareholder's election, such payment may be made directly to the shareholder or to a third party on a monthly, quarterly, semi-annual or annual basis. The minimum periodic payment is $50. Maintenance of a withdrawal plan concurrently with purchases of additional shares may be disadvantageous to a shareholder because of the sales charge applicable to such purchases. Further information may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  CHECKS. An individual shareholder may request from SAFS a supply of checks which may be used to effect the redemption of shares having a value of at least $250. Such checks may not be used to purchase shares of the Fund. When a check is presented for payment, the Transfer Agent redeems a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. The use of a check to make a withdrawal enables a shareholder of the Fund to receive dividends on the shares to be redeemed up to the time the check clears the Fund. Checks provided by the Fund may not be certified. There is no charge to shareholders for checks provided by the Fund.

  GENERAL. Normally payment is made on the next business day for shares redeemed, but in any event, payment is made by check within seven days after receipt by the Transfer Agent of a redemption request in proper form. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by the federal securities laws.

  At various times, the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares, which will not exceed 15 days.

  Because of the high cost of maintaining smaller shareholder accounts, the Fund may redeem on at least 60 days' written notice and without shareholder consent, any account that, due to a shareholder redemption and not to market fluctuation of the account's value, has a net asset value of less than $500 ($250 for retirement plan accounts), as of the close of business on the day preceding such notice, unless such shareholder increases the account balance to at least $500 during such 60-day period. In the alternative, the Fund may impose a $2.00 monthly charge on accounts below the minimum account size.

  If a shareholder redeems shares of any class of the Fund and then within one year from the date of redemption decides the shares should not have been redeemed, the shareholder may use all or any part of the redemption proceeds to reinstate, with the crediting of any CDSC paid with respect to such reinstated shares at the time of redemption (Class B shares), all or any part of the redemption proceeds in shares of the Fund at the then-current net asset value. Reinstatement may affect the tax status of the prior redemption.

                              EXCHANGE PRIVILEGE

  GENERAL. Shareholders in the Fund may exchange their shares for the same class of shares of other funds in the SunAmerica Family of Mutual

Funds that offer such class at the respective net asset value per share; however, exchanges of Class A shares may be subject to the applicable sales load imposed by the acquired fund. Shareholders who wish to use the exchange privilege to exchange their shares will incur a $5.00 exchange fee. Before making an exchange, a shareholder should obtain and review the prospectus of the fund whose shares are being acquired. All exchanges are subject to applicable minimum initial investment requirements and can only be effected if the shares to be acquired are qualified for sale in the state in which the shareholder resides. Exchanges of shares generally will constitute a taxable transaction except for IRAs, Keogh Plans and other qualified or tax-exempt accounts. The exchange privilege may be terminated or modified upon 60 days' written notice. Further information about the exchange privilege may be obtained by calling Shareholder/Dealer Services at (800) 858-8850.

  If a shareholder acquires Class A shares through an exchange from another fund in the SunAmerica Family of Mutual Funds and the original purchase of such fund's Class A shares was not subject to an initial sales charge because the purchase was in excess of $1 million, such shareholder will remain subject to the 1% CDSC, if any, applicable to such redemptions. In such event, the period for which the original shares were held prior to the exchange will be "tacked" with the holding period of the shares acquired in the exchange for purposes of determining whether the 1% CDSC is applicable upon a redemption of any of such shares.

  A shareholder who acquires Class B shares through an exchange from another fund in the SunAmerica Family of Mutual Funds will retain liability for any CDSC which is outstanding on the date of the exchange. In such event, the period for which the original shares were held prior to the exchange will be "tacked" or combined with the holding period of the shares acquired in the exchange for purposes of determining what, if any, CDSC is applicable upon a redemption of any of such shares.

  For federal income tax purposes, an exchange is treated as a redemption and a purchase of shares.

  RESTRICTIONS ON EXCHANGES. Because excessive trading (including short-term "market timing" trading) can hurt the Fund's performance, the Fund may refuse any exchange sell order (i) if it appears to be a market timing transaction involving a significant portion of the Fund's assets or (ii) from any shareholder account if previous use of the exchange privilege is considered excessive. Accounts under common ownership or control, including, but not limited to, those with the same taxpayer identification number and those administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be considered one account for this purpose.

  In addition, the Fund reserves the right to refuse any exchange purchase order if, in the judgment of the Adviser, the Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchange may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and may therefore be refused.

  Finally, as indicated under "Purchase of Shares", the Fund and Distributor reserve the right to refuse any order for the purchase of shares.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

  The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of broker-dealers and negotiation of commission rates. Since purchases and sales of portfolio securities by the Fund are usually principal transactions, the Fund incurs little or no brokerage commissions. Portfolio securities are normally purchased directly from the issuer or from a market maker for the securities. The purchase price paid to dealers serving as market makers may include a spread between the bid and asked price. The Fund may also purchase securities from underwriters at prices which include a concession paid by the issuer to the underwriter.

  As a general matter, the Adviser selects broker-dealers which, in its best judgment, provide prompt and reliable execution at favorable security prices and reasonable commission rates. The Adviser may select broker-dealers which provide it with research services and may cause the Fund to pay such broker-dealers commissions which exceed those which other broker-dealers may have charged, if in the Adviser's view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Brokerage arrangements may take into account the distribution of Fund shares by broker-dealers, subject to best price and execution. The Adviser may effect portfolio transactions through an affiliated broker-dealer, acting as agent and not as principal, in accordance with the requirements of the 1940 Act and other applicable securities laws.

                       DETERMINATION OF NET ASSET VALUE

  The Fund is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 P.M., Eastern time). The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of each class outstanding. It is the intention of the Fund to maintain a net asset value per share of $1.00, although there can be no assurance that the Fund will be able to do so. In accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"), the Fund intends to value its portfolio securities based upon their amortized cost. This entails initially valuing a security at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument.

                               PERFORMANCE DATA

  The Fund may advertise performance data that reflects its yield and effective yield. Yield is based on historical earnings and is not intended to indicate future performance.

  The Fund's yield is calculated by determining the net change in value of a hypothetical account which had one share at the beginning of a seven day period. The yield is compounded in order to determine the effective yield. Yield is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other mutual funds. A detailed discussion of the yield computation is contained in the Statement of Additional Information.

  Since expenses for Class B shares are higher than those for Class A shares, the performance of Class B shares will be lower than that for Class A shares.

                      DIVIDENDS, DISTRIBUTIONS AND TAXES

  DIVIDENDS AND DISTRIBUTIONS. Dividends from net investment income are declared daily and paid monthly on or about the fifteenth day of the month. Dividends and distributions generally are taxable in the year in which they are paid, except any dividends paid in January which were declared in the previous calendar quarter will be treated as paid in December of the previous year. Dividends and distributions are paid in additional shares based on the next-determined net asset value, unless the shareholder elects in writing, not less than five business days prior to the payment date, to receive such amounts in excess of $10 in cash.

  In addition to having the dividends and distributions of the Fund reinvested in shares of the Fund, a shareholder may, if he or she so elects on the New Account Application, have dividends and distributions invested in the same class of shares of any other SunAmerica Mutual Fund at the then-current net asset value of such Fund(s).

  The excess of net realized long-term capital gains over net capital losses ("capital gain distributions"), if any, will be distributed to shareholders annually. The Fund's policy is to offset any prior year capital loss carry-forward against any realized capital gains, and accordingly, no distribution of capital gains will be made until gains have been realized in excess of any such capital loss carry-forward.

  TAXES. The Fund is qualified and intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. While so qualified, the Fund will not be subject to U.S. Federal income tax on the portion of its investment company taxable income and net capital gains distributed to its shareholders.

  For Federal income tax purposes, dividends of net ordinary income and distributions of any net realized short-term capital gain, whether paid in cash or reinvested in shares of the Fund, are taxable to shareholders as ordinary income.

  Statements as to the tax status of distributions to shareholders of the Fund will be mailed annually. Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes. See "Dividends, Distributions and Taxes" in the Statement of Additional Information.

                              GENERAL INFORMATION

  REPORTS TO SHAREHOLDERS. The Corporation sends to its shareholders audited annual and unaudited semi-annual reports for the Fund. The financial statements appearing in annual reports are audited by independent accountants. In addition, the Transfer Agent sends to each shareholder having an account directly with the Fund a statement confirming transactions in the account.

  ORGANIZATION. The Corporation, organized under the laws of the State of Maryland on July 20, 1983, is an open-end diversified management investment company, commonly referred to as a mutual fund. The Fund is the only investment series or fund of the Corporation. The Directors have the authority to issue up to an aggregate of ten billion (10,000,000,000) shares of common stock of the Corporation of separate series and classes, par value $.001 per share. The Fund currently offers Class A shares and Class B shares.

  The Corporation does not hold annual shareholder meetings. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the shareholders of record holding at least 25% of the Corporation's outstanding shares. Each share of the Fund has equal voting rights on each matter pertaining to the Fund or matters to be voted upon by the Corporation, except as noted in the Statement of Additional Information. Each share of the Fund is entitled to participate equally with the other shares of the Fund in dividends and other distributions and the proceeds of any liquidation, except that, due to the differing expenses borne by the two classes, such dividends and proceeds are likely to be lower for Class B shares than for Class A shares. See the Statement of Additional Information for more information with respect to the distinctions among classes.

  INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Corporation's independent accountants. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Corporation.

  SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone number or address on the cover page of this Prospectus. For questions concerning share ownership, dividends, transfer of ownership or share redemption, contact SAFS, Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, or call Shareholder/Dealer Services at (800) 858-8850.

                                   APPENDIX

  U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and instrumentalities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and instrumentalities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Small Business Administration), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association), or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities as described in "(ii)" or "(iii)" above other than as set forth, since it is not obligated to do so by law.

  BANK OBLIGATIONS. These obligations include certificates of deposit and bankers' acceptances issued by domestic banks and savings and loan associations and other savings depositories, which have total assets in excess of $2 billion. In addition, the Fund may invest in U.S. dollar denominated obligations issued by foreign branches of the domestic banks described above ("Eurodollar CD's"), including non-negotiable fixed time deposits maturing in seven days or less, and in U.S. dollar denominated certificates of deposit issued through U.S. branches of foreign banks ("Yankee CD's") having total assets in excess of $2 billion. These investments may involve risks which differ from investments in domestic obligations, such as future unfavorable political and economic developments, the possible imposition of exchange controls or other governmental restrictions, the availability of public information about issuers, and differing accounting and financial reporting standards.

  COMMERCIAL PAPER. Commercial paper is a promissory note issued by a corporation to finance short-term credit needs. The Fund may invest in commercial paper of domestic corporations and in U.S. dollar denominated commercial paper issued by foreign corporations. Commercial paper may be either unsecured or backed by a letter of credit. Commercial paper obligations may include variable amount master demand notes. These notes permit the investment of fluctuating amounts at varying rates of interest pursuant to note arrangements between the Fund, acting as lender, and the borrower. The Fund only invests in such notes if they are redeemable at face value, plus accrued interest, on not more than seven days' notice at any time.

  CORPORATE OBLIGATIONS. These obligations include bonds, debentures and notes issued by corporations to finance long-term credit needs. Although issued with maturities in excess of one year, the Fund's investments in corporate obligations are limited to obligations having remaining maturities of 397 calendar days or less at the time of purchase by the Fund.

  REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements in order to generate income while providing liquidity. When a Fund acquires a security from a bank or securities dealer, it may simultaneously enter into a repurchase agreement, wherein the seller agrees to repurchase the security at a mutually agreed-upon time (generally within seven days) and price. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon market rate of return, which is not tied to the coupon rate or maturity of the underlying security. Repurchase agreements will be fully collateralized. The Fund will only enter into repurchase agreements involving securities in which it could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by the Adviser, subject to the guidance of the Directors. If the seller under the repurchase agreement defaults on its obligation to repurchase the underlying security, the Fund may experience delay or difficulty in exercising its rights to realize upon the security and might incur a loss if the value of the security has declined. The Fund might also incur disposition costs in liquidating the security. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less. Repurchase agreements with a maturity of greater than seven days will be treated as illiquid securities and subject to the 10% limitation described below.

  REVERSE REPURCHASE AGREEMENTS. Subject to the Fund's restriction with respect to borrowing, the Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security subject to the rights and obligations to repurchase such security. The Fund then invests the proceeds from the transaction in another obligation in which the Fund is authorized to invest. In order to minimize any risk involved, the Fund maintains with the custodian in a segregated account cash or liquid securities at least equal in value to the repurchase price.

  ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days, securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or certain private placements of commercial paper issued in reliance on an exemption from such Act pursuant to Section 4(2) thereof, that have a readily available market are not considered illiquid for purposes of the Fund's 10% limitation on purchases of illiquid securities. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Directors. See "Illiquid Securities" in the Statement of Additional Information for a further discussion of investments in such securities.

  ASSET-BACKED SECURITIES. The Fund may invest up to 15% of its net assets in asset-backed securities rated in conformance with the Fund's credit quality restrictions. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties. Payments of principal and interest on the underlying loans are passed through to the holders of asset-backed securities over the life of the securities. Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. See the Statement of Additional Information for further information on these securities.

  LOANS OF PORTFOLIO SECURITIES. The Fund may lend portfolio securities to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral. By lending its portfolio securities, the Fund will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.

  FUTURE DEVELOPMENTS. The Fund may invest in securities and other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with the Fund's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTA-TIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR THE STATEMENT OF ADDI-TIONAL INFORMATION AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESEN-TATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE AD-VISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION IN WHICH SUCH OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY MAY NOT LAWFULLY BE MADE.



                             [LOGO] SUNAMERICA
                                    CAPITAL SERVICES
                                    Distributor

MMPRO

                           SUNAMERICA MONEY MARKET FUND
                      Statement of Additional Information
                              DATED APRIL 30, 1997

The SunAmerica Center                                      General Marketing and
733 Third Avenue                                         Shareholder Information
New York, NY  10017-3204                                          (800) 858-8850


     SunAmerica Money Market Fund (the "Fund") seeks as high a level of current income as is consistent with liquidity and stability of capital by investing in a portfolio of high quality, short-term money market instruments. The Fund is the only series of SunAmerica Money Market Funds, Inc., which is registered as an open-end diversified management investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and organized as a Maryland corporation (the "Corporation").

     This Statement of Additional Information is not a Prospectus, but should be read in conjunction with the Fund's Prospectus dated April 30, 1997. To obtain a Prospectus, please call the Fund at (800) 858-8850. Capitalized terms used herein but not defined have the meanings assigned to them in the Prospectus.


                               TABLE OF CONTENTS

                                                                PAGE
                                                               ------
HISTORY OF THE FUND............................................      B-2
INVESTMENT OBJECTIVE AND POLICIES..............................      B-2
INVESTMENT RESTRICTIONS........................................      B-9
DIRECTORS AND OFFICERS.........................................     B-12
ADVISER, PERSONAL TRADING, DISTRIBUTOR AND ADMINISTRATOR.......     B-16
PORTFOLIO TRANSACTIONS AND BROKERAGE...........................     B-21
ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES............     B-22
ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES..........     B-27
DETERMINATION OF NET ASSET VALUE...............................     B-27
PERFORMANCE DATA...............................................     B-28
DIVIDENDS, DISTRIBUTIONS AND TAXES.............................     B-30
RETIREMENT PLANS...............................................     B-33
DESCRIPTION OF SHARES..........................................     B-34
ADDITIONAL INFORMATION.........................................     B-36
FINANCIAL STATEMENTS...........................................     B-36
APPENDIX................................................... APPENDIX - 1

     No dealer, salesman or other person has been authorized to give any information or to make any representations, other than those contained in this Statement of Additional Information or in the Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Adviser or the Distributor. This Statement of Additional Information and the Prospectus do not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction in which such an offer to sell or solicitation of an offer to buy may not lawfully be made.

                              HISTORY OF THE FUND

     The Corporation was organized under the name Integrated Money Market Securities, Inc. on July 20, 1983 and was subsequently renamed SunAmerica Money Market Securities, Inc. in 1990. On September 23, 1993, the Articles of Incorporation of the Corporation were amended to permit the creation of multiple series and classes of shares, and on September 24, 1993, the Corporation reorganized with the SunAmerica Cash Fund ("Cash Fund") and was renamed SunAmerica Money Market Funds, Inc. (the "Reorganization"). All of the outstanding shares of the Corporation were redesignated Class A shares of the Fund in the Reorganization. In addition, in the Reorganization, the shareholders of Cash Fund received Class B shares of the Fund.


                       INVESTMENT OBJECTIVE AND POLICIES

     The investment objective and policies of the Fund are described in the Prospectus. Certain types of securities in which the Fund may invest and certain investment practices which the Fund may employ, which are described in the Prospectus and in the Appendix thereto, are discussed more fully below.


U.S. GOVERNMENT OBLIGATIONS. As discussed in the Prospectus, the Fund may invest in a variety of short-term debt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include a variety of Treasury securities which differ primarily in their interest rates, the length of their maturities and dates of issuance. Treasury bills are obligations issued with maturities of one year or less. Treasury notes are generally issued with maturities of from one to ten years. Treasury bonds are generally issued with maturities of more than ten years. Obligations issued by agencies and instrumentalities, which may be purchased by the Fund, also vary in terms of their maturities at the time of issuance. However, the Fund invests only in obligations that, at their time of purchase by the Fund, have remaining maturities of 397 calendar days or less.

BANK OBLIGATIONS. Certificates of deposit ("CD's") and bankers' acceptances may be purchased by the Fund. CD's are securities which represent deposits in a depository institution (e.g., a commercial bank or savings and loan association) for a specified period at a specified rate of interest and normally are negotiable. CD's issued by a foreign branch (usually London) of a U.S. domestic bank, are known as Eurodollar CD's. Although certain risks may be associated with Eurodollar CD's which are not associated with CD's issued in the U.S. by domestic banks, the credit risks of these obligations are similar because U.S. banks generally are liable for the obligations of their branches. CD's issued through U.S. branches of foreign banks are known as Yankee CD's. These branches are subject to Federal or state banking regulations. The secondary markets for Eurodollar and Yankee CD's may be less liquid than the market for CD's issued by domestic branches of U.S. banks.

     Bankers' acceptances are short-term credit instruments that represent the promise of a bank to pay a draft which has been drawn by one of its customers at its maturity. These obligations are used to finance the import, export, transfer or storage of goods and represent the obligation of both the accepting bank and its customer.

COMMERCIAL PAPER. As discussed in the Prospectus, the commercial paper in which the Fund may invest may be unsecured or may be backed by letters of credit. Commercial paper that is backed by a letter of credit is, in effect, "two party" paper with the issuer of the paper initially responsible for repayment and a bank guaranteeing the repayment if not made by the issuer at maturity. The Fund may also invest in variable amount master demand notes which represent a direct lending arrangement between the Fund and a corporate borrower. These notes permit daily changes in the amount borrowed. The Fund has the right to increase the amount loaned under the note at any time up to the full amount provided in the loan agreement or to decrease the amount loaned. The borrower generally has the right to prepay up to the full amount of the loan without penalty. These notes are generally not traded in a secondary market; however, the Fund will only enter into such arrangements where it has the right to redeem the note on not more than seven days notice.

CORPORATE OBLIGATIONS. These obligations include bonds, debentures and notes issued by corporations to finance long-term credit needs. Although issued with maturities in excess of one year, the Fund's investments in corporate obligations are limited to obligations having remaining maturities of 397 calendar days or less at the time of purchase by the Fund.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets, determined as of the date of purchase, in illiquid securities including repurchase agreements which have a maturity of longer than seven days or in other securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. There generally will be a lapse of time between a mutual fund's decision to sell an unregistered security and the registration of such security promoting sale. Adverse market conditions could impede a public offering of such securities. When purchasing unregistered securities, the Fund will seek to obtain the right of registration at the expense of the issuer.

     In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act for which there is a readily available market will not be deemed to be illiquid. The Fund's investment adviser, SunAmerica Asset Management Corp. (the "Adviser"), will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors of the Corporation (the "Directors"). In reaching liquidity decisions the Adviser will consider, inter alia, pursuant to guidelines and procedures established by the Directors, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

     Commercial paper issues in which the Fund may invest include securities issued by major corporations without registration under the Securities Act in reliance on the exemption from such registration afforded by Section 3(a)(3) thereof, and commercial paper issued in reliance on the so-called private placement exemption from registration which is afforded by Section 4(2) of the Securities Act ("Section 4(2) paper"). Section 4(2) paper is restricted as to disposition under the Federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(2) paper, thus providing liquidity. Section 4(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934 is generally eligible to be sold in reliance on the safe harbor of Rule 144A described above. The Fund's 10% limitation on investments in illiquid securities includes Section 4(2) paper other than Section 4(2) paper that the Adviser has determined to be liquid pursuant to guidelines established by the Directors. The Directors delegated to the Adviser the function of making day-to-day determinations of liquidity with respect to Section 4(2) paper, pursuant to guidelines approved by the Directors that require the Adviser to take into account the same factors described above for other restricted securities and require the Adviser to perform the same monitoring and reporting functions.


REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with banks, brokers or securities dealers. In such agreements, the seller agrees to repurchase a security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, either overnight or a few days although it may extend over a number of months. The repurchase price is in excess of the purchase price by an amount which reflects an agreed-upon rate of return effective for the period of time the Fund's money is invested in the security. Whenever the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to at least 102% of the repurchase price. The instruments held as collateral are valued daily and if the value of the instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreements declines, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. The Directors have established guidelines to be used by the Adviser in connection with transactions in repurchase agreements and will regularly monitor the Fund's use of repurchase agreements. The Fund will not invest in repurchase agreements maturing in more than seven days if the aggregate of such investments along with other illiquid securities exceeds 10% of the value of its net assets. However, there is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements having a maturity of seven days or less for temporary defensive purposes.


REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements with brokers, dealers and other financial institutions that have been determined by the Adviser to be creditworthy. A reverse repurchase agreement involves the sale of a security held by the Fund, subject to an agreement by the Fund to repurchase that security at a mutually agreed upon price, date and interest payment. The Fund uses the proceeds of the reverse repurchase agreement to make additional investments which mature on or prior to the repurchase date, and will enter into a reverse repurchase agreement when it anticipates that the interest income to be earned from investing the proceeds of the reverse repurchase agreement will exceed the interest expense of the transaction. During the time a reverse repurchase agreement is outstanding, the Fund will maintain with the Custodian a segregated account containing cash or liquid securities having a value at least equal to the repurchase price under the agreement. In the event that the other party to the reverse repurchase agreement defaults on its obligation to resell to the Fund the underlying securities because of insolvency or otherwise, the Fund could experience delays and costs in gaining access to the securities and could suffer a loss to the extent that the value of the proceeds of the agreement fell below the value of the underlying securities. Reverse repurchase agreements are considered to be borrowings and are subject to the percentage limitations on borrowings. See "Investment Restrictions."

ASSET-BACKED SECURITIES. The Fund may invest up to 15% of its net assets in asset-backed securities rated in conformance with the Fund's credit quality restrictions. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card and automobile loan receivables, representing the obligations of a number of different parties. The Fund may also invest in privately issued asset-backed securities.

      Asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

      Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors to make payments on underlying assets, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.


LOANS OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend portfolio securities in amounts up to 20% of total assets to brokers, dealers and other financial institutions, provided, that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral that is equal to at least 100% of the market value, determined daily, of the loaned securities. In lending its portfolio securities, a Fund receives income while retaining the securities' potential for capital appreciation. The advantage of such loans is that a Fund continues to receive the interest and dividends on the loaned securities while at the same time earning interest on the collateral, which will be invested in short-term obligations. Where securities instead of cash are delivered to the Fund as collateral, the Fund earns its return in the form of a loan premium paid by the borrower. A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund can use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy. On termination of the loan, the borrower is required to return the securities to the Fund; and any gain or loss in the market price of the loaned security during the loan would inure to the Fund. The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower. Loans of portfolio securities will only be made to firms deemed by the Adviser to be creditworthy.

     Since voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

BORROWINGS. As noted in the Prospectus, the Fund may borrow from banks for temporary or emergency purposes or to meet redemption requests. The consequence of such borrowings might be to reduce the Fund's yield below that which would have been realized in the absence of such borrowings.


WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed-delivery basis - i.e., delivery and payment can take place a month or more after the date of the transactions. Such agreements might be entered into, for example, when the Fund anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time of delivery of the securities, the value may be more or less than the purchase price. The Fund will establish and maintain until the date of delivery of such when-issued securities, a segregated account with the Fund's Custodian in which it will maintain cash or liquid securities at least equal in value to commitments for such when-issued or delayed-delivery securities. The Fund will make payment for such when-issued securities on the delivery date utilizing then-available cash and, if cash is not available, or if it is not disadvantageous to the Fund, utilizing the proceeds of the liquidation of portfolio securities held in such segregated account.

SPECIAL RISK FACTORS. In the case of bank obligations not insured by the Federal Deposit Insurance Corporation ("FDIC") or the Federal Savings and Loan Insurance Corporation ("FSLIC"), the Fund will be dependent solely on the financial resources of the issuing bank for payment of principal and interest. The Fund's investments in commercial paper issued by foreign corporations and securities of foreign branches of domestic banks and domestic branches of foreign banks involve certain investment risks in addition to those affecting obligations of U.S. domestic issuers. These risks include the possibility of adverse political and economic developments, and the risk of: imposition of foreign withholding taxes on the interest payable on such securities; seizure, expropriation or nationalization of foreign deposits; and adoption of foreign governmental restrictions, such as exchange controls, which might adversely affect the payment of principal and interest on such securities. In addition, certain reserve requirements and other regulations to which domestic banks are subject may not apply to foreign branches or foreign banks, which also may use accounting methods different from those used by U.S. domestic banks. Non-negotiable time deposits, unlike negotiable certificates of deposit, cannot be sold in a secondary market and may be subject to penalties for early withdrawal.


                            INVESTMENT RESTRICTIONS

     The Fund is subject to a number of investment restrictions that are fundamental policies and may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities. As defined in the 1940 Act, a "majority of the outstanding voting securities" of the Fund means the lesser of (i) 67% of the shares of the Fund represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by proxy or (ii) more than 50% of the outstanding shares. Unless otherwise indicated, all percentage limitations apply only at the time the investment is made; any subsequent change in any applicable percentage resulting from fluctuations in value will not be deemed an investment contrary to these restrictions. Under these restrictions, the Fund may not:

     1. Purchase securities other than those described under "Investment Objective and Policies."

     2. Enter into reverse repurchase agreements exceeding in the aggregate 1/3 of the value of the Fund's total assets, less liabilities other than obligations under such reverse repurchase agreements.

     3. Purchase the securities of issuers conducting their principal business activity in the same industry if immediately after such purchase the value of its investments in such industry would exceed 25% of the value of the Fund's total assets, provided that there is no limitation with respect to investments in securities issued by domestic branches of U.S. banks or the U.S. Government, its agencies or instrumentalities.

     4. Invest more than 5% of its assets in the securities of any one issuer (exclusive of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitation, subject to applicable limitations imposed by Rule 2a-7 under the 1940 Act.

     5. Make loans, except through the purchase or holding of debt obligations in accordance with the Fund's investment objective and policies (see "Investment Objective and Policies").

     6. Lend its portfolio securities in excess of 20% of its total assets provided that such loans are made according to the guidelines of the Securities and Exchange Commission and the Fund's Board of Directors, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned.

     7. Borrow money except from banks for temporary or emergency purposes to meet redemption requests which might otherwise require the untimely disposition of securities (not for the purpose of increasing income), provided that borrowings in the aggregate may not exceed 10% of the value of the Fund's total assets, including the amount borrowed, at the time of such borrowing.

     8. Purchase or sell puts, calls, straddles, spreads or any combination thereof, real estate, commodities, commodity contracts or interests in oil, gas and/or mineral exploration or development programs, provided that the Fund may purchase bonds or commercial paper issued by companies, including real estate investment trusts, which invest in real estate or interests therein.

     9. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which the Fund will not hold more than 3% of the outstanding voting securities of any one investment company, will not have invested more than 5% of its total assets in any one investment company and will not have invested more than 10% of its total assets in such securities of one or more investment companies (each of the above percentages to be determined at the time of investment), or except as part of a merger, consolidation or other acquisition.

    10. Act as an underwriter of securities.

    11. Make short sales of securities or maintain a short position, provided that this restriction shall not be deemed to be applicable to the purchase or sale of "when issued" securities or of securities for delivery at a future date.

    12. Invest in or hold securities of any issuer if those officers and Directors of the Fund or the Adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

     In addition to the foregoing, the Fund has adopted a non-fundamental policy (which may be changed by the Directors without shareholder approval) of not investing more than 10% of its net assets in illiquid securities, including repurchase agreements which have a maturity of longer than seven days, time deposits with a maturity of longer than seven days, securities with legal or contractual restrictions on resale and securities that are not readily marketable in securities markets either within or without the United States. Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act that have a readily available market, and commercial paper exempted from registration under the Securities Act pursuant to Section 4(2) of the Securities Act that may be offered and sold to "qualified institutional buyers" as defined in Rule 144A, which the Adviser has determined to be liquid pursuant to guidelines established by the Directors, will not be considered illiquid for purposes of this 10% limitation on illiquid securities.

     Pursuant to Rule 2a-7 under the 1940 Act, (the "Rule") the Fund is required to limit its portfolio investments to those U.S. dollar denominated instruments determined in accordance with procedures established by the Directors to present minimal credit risks and which are at the time of acquisition "eligible securities" as defined in the Rule. Under such Rule an eligible security is an instrument that is rated (or that has been issued by an issuer rated with respect to other short-term debt of comparable priority and security) by at least two nationally recognized statistical rating organizations ( or if only one such organization has issued a rating, by that organization) in one of the two highest rating categories for short-term debt obligations, or an unrated security which is determined to be of comparable quality under procedures established by the Directors. The Rule prohibits the Fund from investing more than 5% of its assets in the securities of any one issuer, except that the Fund may invest up to 25% of its assets in the securities rated (or deemed comparable to securities rated) in the highest rating category of a single issuer for a period of up to three business days after purchase. In addition, the Fund may not invest more than 5% of its assets in securities which have not been rated(or deemed comparable to securities rated) in the highest rating category, with investment in such second tier securities of any one issuer being limited to the greater of 1% of the Fund's assets or $1 million. These issuer diversifications restrictions do not apply to U.S. government securities. The Rule also prohibits the Fund from purchasing any instrument with a remaining maturity of greater than 397 calendar days, and requires the Fund to maintain a dollar-weighted average portfolio maturity of 90 days or less. For purposes of the Rule, certain variable or floating rate instruments are deemed to have a maturity equal to the period remaining until the next readjustment of their interest rate or, in the case of an instrument that is subject to a demand feature, the period remaining until the principal amount can be recovered through demand.

                             DIRECTORS AND OFFICERS


     The following table lists the Directors and executive officers of the Corporation, their ages, business addresses, and principal occupations during the past five years. The SunAmerica Mutual Funds consist of SunAmerica Equity Funds, SunAmerica Income Funds and SunAmerica Money Market Funds, Inc. and Style Select series, Inc. An asterisk indicates those directors who are interested persons of the Fund within the meaning of the 1940 Act.

                         Position        Principal Occupations
Name, Age and Address    with the Fund   During Past 5 Years
---------------------    -------------   -------------------

S. James Coppersmith,64  Director        Director/Trustee of the
Emerson College                          Boston Stock Exchange, Uno
100 Beacon Street                        Restaurant Corp., Waban Corp.,
Boston, MA 02116                         Kushner-Locke Co.,Chayron Inc.;
                                         Chairman of the Board of Emerson
                                         College; formerly, President and
                                         General Manager, WCVB-TV, a division of
                                         the Hearst Corporation, from 1982 to
                                         1994 (retired); Director/Trustee of the
                                         SunAmerica Mutual Funds and Anchor
                                         Series Trust.

Samuel M. Eisenstat,57   Chairman of     Attorney in private practice;
430 East 86 Street       the Board       President and Chief Executive
New York, NY  10028                      Officer, Abjac Energy
                                         Corporation; Director/Trustee of
                                         Atlantic Realty Trust, UMB Bank and
                                         Trust(a subsidiary of United Mizrachi
                                         Bank),North European Royalty Trust,
                                         Volt  Information Sciences Funding,
                                         Inc., a subsidiary of Volt Information
                                         Sciences, Inc.(an Israeli venture
                                         capital fund); Chairman of the Boards
                                         of the Directors/Trustees of the
                                         SunAmerica Mutual Funds and Anchor
                                         Series Trust.

Stephen J. Gutman, 53    Director        Partner and Chief Operating of
515 East 79 Street                       Officer of B.B. Associates
New York, NY 10021                       LLC (menswear specialty
                                         retailing and other
                                         activities)since May 1989;
                                         Director/Trustee of the

                                         SunAmerica Mutual Funds and
                                         Anchor Series Trust.
                         Position        Principal Occupations
Name, Age and Address    with the Fund   During Past 5 Years
---------------------    -------------   ---------------------

Peter A. Harbeck*,43     Director and    Director and President,
SunAmerica Center        President       SunAmerica Asset Management
733 Third Avenue                         Corp. ("SunAmerica");Director,
New York, NY  100173-3204                SunAmerica Capital Services
                                         Inc. ("SACS"), since February 1993;
                                         Director and President, SunAmerica Fund
                                         Services, Inc. ("SAFS"),since May 1988;
                                         President, SunAmerica Mutual Funds and
                                         Anchor Series Trust; Executive Vice
                                         President and Chief Operating Officer,
                                         SunAmerica, from May 1988 to August
                                         1995; Executive Vice President SACS,
                                         from November 1991 to August 1995;
                                         Director, Resources Trust Company.

Peter McMillan III*,39   Director        Executive Vice President and
1 SunAmerica Center                      Chief Investment Officer,
Century City                             SunAmerica Investments, Inc.
Los Angeles, CA  90067                   since August 1989; Director/Trustee of
                                         the SunAmerica Mutual Funds; Director,
                                         Resources Trust Company.

Sebastiano Sterpa, 67    Director        Founder of Sterpa Realty,
Suite 200                                Inc., a full service real
200 West Glenoaks Blvd.                  estate investments and
Glendale, CA 91202                       management company;
                                         Director/Trustee of the
                                         SunAmerica Mutual Funds.

Stanton J. Feeley, 59    Executive Vice  Executive Vice President and
The SunAmerica Center    President       Chief Investment Officer,
733 Third Center                         SunAmerica, since February
New York, NY  10017-3204                 1992; Senior Portfolio
                                         Manager, Delaware Management
                                         Company, Inc., from December
                                         1987 to February 1992.

P. Christopher Leary, 37 Vice President  Senior Vice President,
The SunAmerica Center                    SunAmerica, since January
733 Third Ave.                           1994; and Senior
New York, NY  10017-3204                 Portfolio Manager, SunAmerica,
                                         since June 1991; Fixed Income

                                         Portfolio Manager, SunAmerica,
                                         since October 1990.
                         Position        Principal Occupations
Name, Age and Address    with the Fund   During Past 5 Years
---------------------    -------------   ------------------------------

Robert M. Zakem, 39      Secretary       Senior Vice President and
The SunAmerica Center                    General Counsel, SunAmerica
733 Third Avenue                         since April 1993; Executive
New York, NY  10017-3204                 Vice President and Directors, SACS,
                                         since February 1993; Vice President,
                                         SAFS, since January 194; Assistant
                                         Secretary, SunAmerica Series Trust and
                                         Anchor Pathway Fund, since September
                                         1993; Secretary, SunAmerica Income
                                         Funds; formerly, Vice President and
                                         Associate General Counsel, SunAmerica,
                                         March 1992 to April 1993; Associate,
                                         Piper & Marbury from 1989 to 1992.

Peter C. Sutton, 32      Treasurer       Senior Vice President,
The SunAmerica Center                    SunAmerica since April
733 Third Avenue                         1997; Treasurer, SunAmerica
New York, NY  10017-3204                 Mutual Funds, since February 1996; Vice
                                         President, SunAmerica Series Trust,
                                         Anchor Pathway Fund, since October
                                         1994; Controller, SunAmerica Mutual
                                         Funds (March 1993 to February 1996);
                                         Assistant Controller, SunAmerica Mutual
                                         Funds (1990-1993).

   Directors and officers of the Corporation are also directors or trustees and officers of some or all of the other investment companies managed, administered or advised by the Adviser, and distributed by SunAmerica Capital Services, Inc. ("SACS" or the "Distributor") and other affiliates of SunAmerica Inc.

   The Corporation pays each Director who is not an interested person of the Corporation or the Adviser (each a "disinterested" Director) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Directors. Specifically, each disinterested Director receives a pro rata portion (based upon the Corporation's net assets) of the

$40,000 in annual compensation for acting as a director or trustee to all the retail funds in the SunAmerica Mutual Funds. In addition, Mr. Eisenstat receives an aggregate of $2,000 in annual compensation for serving as Chairman of the Boards of the retail funds in the SunAmerica Mutual Funds. Officers of the Corporation receive no direct remuneration in such capacity from the Corporation or the Fund.

    In addition, each disinterested Director also serves on the Audit Committee of the Board of Directors. Each member of the Audit Committee receives an aggregate of $5,000 in annual compensation for serving on the Audit Committees of all of the of the SunAmerica Mutual Funds as well as Anchor Series Trust. With respect to the Corporation, each member of the Audit Committee receives a pro rata portion of the $5,000 annual compensation, based on the relative net assets of the Corporation. The Corporation also has a Nominating Committee, composed solely of disinterested Directors, which recommends to the Directors those persons to be nominated for election as Directors by shareholders and selects and proposes nominees for election by Directors between shareholders' meetings. Members of the Nominating Committee serve without compensation.

   The Directors (and Trustees) of the SunAmerica Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the disinterested Directors of the SunAmerica Mutual Funds. The Retirement Plan provides generally that if a disinterested Director who has at least 10 years of consecutive service as a disinterested Director of any of the SunAmerica Mutual Funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica Mutual Fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, each Eligible Director will be credited with an amount equal to (i) 50% of his or her regular fees (excluding committee fees) for services as a disinterested Director of each SunAmerica Mutual Fund for the calendar year in which such birthday occurs, plus
(ii) 8.5% of any amounts credited under clause (i) during prior years. An Eligible Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments.

    The following table sets forth information summarizing the compensation of each disinterested Director as defined herein of the Corporation for his services as Director for the fiscal year ended December 31, 1996.

                               COMPENSATION TABLE

                                                  TOTAL
                                PENSION OR    COMPENSATION
                                RETIREMENT        FROM
                  AGGREGATE      BENEFITS      REGISTRANT
                COMPENSATION    ACCRUED AS      AND FUND
                    FROM         PART OF FUND COMPLEX PAID
DIRECTOR         REGISTRANT     EXPENSES*     TO DIRECTORS*
------------------------------------------------------------
S. James
 Coppersmith           $7,125        $35,315       $  65,000

------------------------------------------------------------
Samuel M.
 Eisenstat             $7,490        $31,099       $  69,000

------------------------------------------------------------
Stephen J.
 Gutman                $7,125        $32,200       $  65,000

------------------------------------------------------------
Sebastiano
 Sterpa                $7,209        $21,700       $43,333**

------------------------------------------------------------

   * Information is as of December 31, 1996 for the five investment companies in the complex which pay fees to these directors/trustees. The complex consists of the SunAmerica Mutual Funds and Anchor Series Trust.

   ** Mr. Sterpa is not a trustee of Anchor Series Trust.

     As of December 31, 1996, the Directors and officers of the Fund owned in the aggregate, less than 1% of the Fund's total outstanding shares.

            ADVISER, PERSONAL TRADING, DISTRIBUTOR AND ADMINISTRATOR

THE ADVISER. The Adviser, organized as a Delaware corporation in 1982, is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204, and serves as adviser to the Fund pursuant to the Investment Advisory and Management Agreement dated September 23, 1993 (the "Advisory Agreement") with the Corporation, on behalf of the Fund. The Adviser is an indirect wholly owned subsidiary of SunAmerica Inc. SunAmerica Inc., is incorporated in the State of Maryland and maintains its principal executive offices at 1 SunAmerica Center, Los Angeles, CA 90067-6022, telephone (310) 772-6000.

   Under the Advisory Agreement, the Adviser selects and manages the investments of the Fund, provides various administrative services and supervises the Fund's daily business affairs, subject to general review by the Directors.

   Except to the extent otherwise specified in the Advisory Agreement, the Fund pays, or causes to be paid, all other expenses of the Corporation and the Fund, including, without limitation, charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under Federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information respecting the Fund, and supplements thereto, to the shareholders of the Fund; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; all expenses incident to any dividend, withdrawal or redemption options; fees and expenses of legal counsel and independent accountants; membership dues of industry associations; interest on borrowings of the Fund; postage; insurance premiums on property or personnel (including Officers and Directors) of the Corporation which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Corporation's operation.

   As compensation for its services to the Fund, the Adviser receives a fee from the Fund, payable monthly, computed daily at the annual rate of .50% on the first $600 million of the Fund's average daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.


   The following table sets forth the total advisory fees paid to the Adviser by the Fund for the fiscal years ended December 31, 1996, 1995, and 1994, pursuant to the Advisory Agreement.

                                 ADVISORY FEES

                       1996             1995        1994
                     ------------------------------------
                     $1,923,536    $1,560,968  $1,420,692
                     ------------------------------------


 . In accordance with the terms of the Advisory Agreement, if the expenses of the Fund exceed the amount of the fees paid by the Fund to the Adviser, then the Adviser will reimburse the Fund the amount of such excess. For the fiscal years ended December 31, 1996, 1995 and 1994, expense reimbursements were not required.

   The Advisory Agreement continues in effect with respect to the Fund from year to year, if approved at least annually by vote of a majority of the Directors or by the holders of a majority of the Fund's outstanding voting securities. Any such continuation also requires approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act by vote cast in person at a meeting called for such purpose. The Advisory Agreement may be terminated with respect to the Fund at any time, without penalty, on 60 days' written notice by the Directors by the holders of a majority of the Fund's outstanding voting securities or by the Adviser. The Advisory Agreement automatically terminates with respect to the Fund in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

   Under the terms of the Advisory Agreement, the Adviser is not liable to the Fund, or its shareholders, for any act or omission by it or for any losses sustained by the Fund or its shareholders, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of duty.

PERSONAL TRADING. The Fund and the Adviser have adopted a written Code of Ethics which prescribes general rules of conduct and sets forth guidelines with respect to personal securities trading by "Access Persons" thereof. An Access Person as defined in the Code of Ethics is an individual who is a trustee, director, officer, general partner or advisory person of the Fund or the Adviser. The guidelines on personal securities trading include: (i) securities being considered for purchase or sale, or purchased or sold, by any Investment Company advised by the Adviser, (ii) Initial Public Offerings, (iii) private placements, (iv) blackout periods, (v) short-term trading profits, (vi) gifts, and (vii) services as a director. These guidelines are substantially similar to those contained in the Report of the Advisory Group on Personal Investing issued by the Investment Company Institute's Advisory Panel. The Adviser reports to the Board of Directors on a quarterly basis, as to whether there were any violations of the Code of Ethics by Access Persons of the Fund or the Adviser during the quarter.

THE DISTRIBUTOR. The Corporation, on behalf of the Fund, has entered into a distribution agreement (the "Distribution Agreement") with the Distributor, a registered broker-dealer and an indirect wholly owned subsidiary of SunAmerica Inc., to act as the principal underwriter of the shares of the Fund. The address of the Distributor is The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204. The Distribution Agreement provides that the Distributor has the exclusive right to distribute shares of the Fund through its registered representatives and authorized broker-dealers. The Distribution Agreement also provides that the Distributor will pay the promotional expenses, including the incremental cost of printing prospectuses, annual reports and other periodic reports respecting the Fund, for distribution to persons who are not shareholders of the Fund and the costs of preparing and distributing any other supplemental sales literature. However, certain promotional expenses may be borne by the Fund (see "Distribution Plans" below).

   The Distribution Agreement continues in effect from year to year with respect to the Fund if such continuance is approved at least annually by the Directors, including a majority of the

Directors who are not "interested persons" of the Corporation. The Corporation or the Distributor each has the right to terminate the Distribution Agreement with respect to the Fund on 60 days' written notice, without penalty. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act and the rules thereunder).

   The Distributor may, from time to time, pay additional commissions or promotional incentives to brokers, dealers or other financial services firms that sell shares of the Fund. In some instances, such additional commissions, fees or other incentives may be offered only to certain firms, including Royal Alliance Associates, Inc., SunAmerica Securities, Inc. and Advantage Capital Corporation, affiliates of the Distributor, that sell or are expected to sell during specified time periods certain minimum amounts of shares of the Fund, or of other funds underwritten by the Distributor. In addition, the terms and conditions of any given promotional incentive may differ from firm to firm.
Such differences will, nevertheless, be fair and equitable, and based on such factors as size, geographic location, or other reasonable determinants, and will in no way affect the amount paid to any investor.

DISTRIBUTION PLANS. As indicated in the Prospectus, the Directors of the Corporation and the shareholders of each class of shares of the Fund have adopted Distribution Plans (the "Class A Plan" and the "Class B Plan," and collectively, the "Distribution Plans"). Reference is made to "Management of the Corporation - Distribution Plans" in the Prospectus for certain information with respect to the Distribution Plans.

   Under the Class B Plan, the Distributor may receive payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B shares, to compensate the Distributor and certain securities firms for sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions and other expenses such as sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B Plan will exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. Both Distribution Plans, however, provide that each class of shares of the Fund may pay the Distributor an account maintenance and service fee of up to 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers.

   The following table sets forth the distribution fees received by the Distributor from each class of the Fund's shares for the fiscal years ended December 31, 1996, 1995, and 1994.


                               DISTRIBUTION FEES

        1996                    1995                        1994
---------------------------------------------------------------------------
 CLASS A   CLASS B        CLASS A   CLASS B           CLASS A   CLASS B
---------------------------------------------------------------------------
 $513,979  $378,491       $378,008  $571,694          $307,701  $714,820
---------------------------------------------------------------------------

   Continuance of the Distribution Plans with respect to the Fund is subject to annual approval by vote of the Directors, including a majority of the Independent Directors. A Distribution Plan may not be amended to increase materially the amount authorized to be spent thereunder with respect to a class of shares of the Fund, without approval of the shareholders of the affected class of shares of the Fund. In addition, all material amendments to the Distribution Plans must be approved by the Directors in the manner described above. A Distribution Plan may be terminated at any time with respect to the Fund without payment of any penalty by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the affected class of shares of the Fund. So long as the Distribution Plans are in effect, the election and nomination of the Independent Directors of the Corporation shall be committed to the discretion of the Independent Directors. In the Directors' quarterly review of the Distribution Plans, they will consider the continued appropriateness of, and the level of, compensation provided in the Distribution Plans. In their consideration of the Distribution Plans with respect to the Fund, the Directors must consider all factors they deem relevant, including information as to the benefits of the Fund and the shareholders of the relevant class of the Fund.

THE ADMINISTRATOR. The Corporation has entered into a Service Agreement, under the terms of which SunAmerica Fund Services, Inc., an indirect wholly owned subsidiary of SunAmerica Inc., acts as a servicing agent assisting State Street Bank and Trust Company ("State Street") in connection with certain services offered to the shareholders of the Fund. Under the terms of the Service Agreement, SAFS may receive reimbursement of its costs in providing such shareholder services. SAFS is located at The SunAmerica Center, 733 Third Avenue, New York, NY 10017-3204.

   The Service Agreement continues in effect from year to year provided that such continuance is approved annually by vote of the Directors including a majority of the disinterested Directors.

   Pursuant to the Service Agreement, as compensation for services rendered, SAFS receives a fee from the Corporation, computed and payable monthly based upon an annual rate of 0.22% of average daily net assets. subject to review and approval by the Directors. This fee represents the full cost of providing shareholder and transfer agency services to the Corporation. From this fee, SAFS pays a fee to State Street, and its affiliate, National Financial Data Services ("NFDS" and with State Street, the "Transfer Agent")(other than out-of-pocket charges of the Transfer Agent which are paid by the Corporation). For further information regarding the Transfer Agent see the section entitled "Additional Information" below.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   As discussed in the Prospectus, the Adviser is responsible for decisions to buy and sell securities for the Fund, selection of broker-dealers and negotiation of commission rates. Purchases and sales of securities on a securities exchange are effected through brokers-dealers who charge a negotiated commission for their services. Orders may be directed to any broker-dealer including, to the extent and in the manner permitted by applicable law, an affiliated brokerage subsidiary of SunAmerica Inc.

   In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission (although the price of the security usually includes a profit to the dealer). In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

   The Adviser's primary consideration in effecting a security transaction is to obtain the best net price and the most favorable execution of the order. However, the Adviser may select broker-dealers which provide them with research services and may cause the Fund to pay such broker-dealers commissions which exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Certain research services furnished by brokers may be useful to the Adviser with clients other than the Corporation. No specific value can be determined for research services furnished without cost to the Adviser by a broker. The Adviser is of the opinion that because the material must be analyzed and reviewed by its staff, its receipt does not tend to reduce expenses, but may be beneficial in supplementing the Adviser's research and analysis. Therefore, it may tend to benefit the Fund by improving the quality of the Adviser's investment advice. The investment advisory fees paid by the Fund are not reduced because the Adviser receives such services. When making purchases of underwritten issues with fixed underwriting fees, the Adviser may designate the use of broker-dealers who have agreed to provide the Adviser with certain statistical, research and other information.

   Subject to applicable law and regulations, consideration may also be given to the willingness of particular brokers to sell shares of the Fund as a factor in the selection of brokers for transactions effected on behalf of the Fund, subject to the requirement of best price and execution.

   Although the objectives of other accounts or investment companies which the Adviser manages may differ from those of the Fund, it is possible that, at times, identical securities will be acceptable for purchase by the Fund and one or more other accounts or investment companies which the Adviser manages. However, the position of each account or company in the securities of the same issue may vary with the length of the time that each account or company may choose to hold its investment in those securities. The timing and amount of purchase by each account and company will also be determined by its cash position. If the purchase or sale of a security is consistent with the investment policies of the Fund and one or more of these other accounts or companies is considered at or about the same time, transactions in such securities will be allocated in a manner deemed equitable by the Adviser. The Adviser may combine such transactions, in accordance with applicable laws and regulations, where the size of the transaction would enable it to negotiate a better price or reduced commission. However, simultaneous transactions could adversely affect the ability of the Fund to obtain or dispose of the full amount of a security, which it seeks to purchase or sell, or the price at which such security can be purchased or sold.

    For the fiscal years ended December 31, 1996, 1995 and 1994, no brokerage commissions were paid by the Fund.


              ADDITIONAL INFORMATION REGARDING PURCHASE OF SHARES

   Shares of the Fund are sold at net asset value next-determined after receipt of a purchase order, plus for Class B shares, a deferred sales charge. Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

          The Distributor advised the Fund that it received the following contingent deferred sales charges, with respect to Class B shares of the Fund, for the fiscal years ended December 31, 1996, 1995, and 1994.

                  CONTINGENT DEFERRED SALES CHARGES - CLASS B

                         1996        1995      1994
                        ------------------------------
                        339,999      372,779   546,660
                        ------------------------------


CONTINGENT DEFERRED SALES CHARGES ("CDSCS") APPLICABLE TO CERTAIN CLASS B SHARES. Class B shares of the Fund issued to shareholders in exchange for shares of the Cash Fund in the Reorganization, are subject to the CDSC schedule, if any, that applied to such shares at the time of Reorganization. In the event that the shares were originally acquired in an exchange from another SunAmerica Mutual Fund which imposes a CDSC (a "CDSC Fund"), the CDSC schedule that was applicable to such shares at the time of the exchange will continue to apply; provided, that in determining the holding period for such shares, the holding period prior to such exchange and the holding period following the date of the Reorganization will be "tacked" or combined. No credit toward the holding period is given for the time during which the Cash Fund shares were held. For example, if shares of a CDSC Fund were held by a shareholder for two years prior to an exchange for shares of Cash Fund, Cash Fund shares were held for one year prior to the Reorganization, and the Class B shares of the Fund were held for one year prior to redemption, when the Class B shares are redeemed by the shareholder, they will be subject to a contingent deferred sales charge as though they were redeemed from the CDSC Fund three years after the initial investment in the CDSC Fund without regard to the length of time that the Cash Fund shares were actually held.

   The following CDSC schedule applies to shares originally acquired (prior to the date of the Reorganization) in an exchange from one of the four series of shares of the SunAmerica Fund Group (i.e., SunAmerica U.S. Government Securities Fund, SunAmerica High Income Fund, SunAmerica Emerging Growth Fund and SunAmerica Balanced Assets Fund) or from the SunAmerica Federal Securities Fund:

                        CONTINGENT DEFERRED SALES CHARGES
YEAR SINCE PURCHASE        AS A PERCENTAGE OF DOLLARS
PAYMENT WAS MADE         INVESTED OR REDEMPTION PROCEEDS
----------------         --------------------------------
First                                5%
---------------------------------------------------------
Second                               4%
---------------------------------------------------------
Third                                3%
---------------------------------------------------------
Fourth                               2%
---------------------------------------------------------
Fifth                                1%
---------------------------------------------------------
Sixth and thereafter                 0%
---------------------------------------------------------

     The following table sets forth the rates of CDSC applicable to shares originally acquired (prior to the date of the Reorganization) in an exchange from the SunAmerica Diversified Income Fund series of SunAmerica Multi-Asset Portfolios, Inc.:


                         CONTINGENT DEFERRED SALES CHARGES
YEAR SINCE PURCHASE         AS A PERCENTAGE OF DOLLARS
PAYMENT WAS MADE          INVESTED OR REDEMPTION PROCEEDS
-------------------      ---------------------------------
First                                 3%
----------------------------------------------------------
Second                                2%
----------------------------------------------------------
Third                                 1%
----------------------------------------------------------
Fourth and thereafter                 0%
----------------------------------------------------------

     Any Class B shares purchased after the date of the Reorganization (other than through the reinvestment of dividends and distributions, which are not subject to the CDSC) will be subject to the CDSC schedule reflected in the Prospectus. After the Reorganization, in calculating the contingent deferred sales charge due upon redemption of Class B shares of the Fund acquired through an exchange from a CDSC Fund or in the Reorganization, a shareholder will receive credit toward the holding period for the period of time they held Class B shares of the Fund.

CONVERSION FEATURE APPLICABLE TO CLASS B SHARES. Class B shares (including a pro rata portion of the Class B shares purchased through reinvestment of dividends and distributions) will convert automatically to Class A shares on the first business day of the month following the seventh anniversary of issuance of such Class B shares or, in the case of Class B shares acquired pursuant to the Reorganization, seven years after the issuance of a shareholder's original CDSC Fund shares (which were subsequently exchanged for the Cash Fund shares which were in turn exchanged for Class B shares of the Fund in the Reorganization), provided, that in calculating such seven-year period, any time during which the shareholder held the Cash Fund shares will be excluded. For example, if shares of a CDSC Fund were held by a shareholder for four years and then exchanged for shares of Cash Fund which were then held for two years as of the date of the Reorganization, such shareholder's Class B shares of the Fund received in the Reorganization will convert to Class A shares of the Fund at the end of the third year following consummation of the Reorganization. The conversion to Class A shares will be on the basis of the relative net asset values of Class B shares and Class A shares, without the imposition of any sales load, fee or charge.

WAIVER OF CONTINGENT DEFERRED SALES CHARGES. As discussed under "Purchase of Shares" in the Prospectus, CDSCs may be waived on redemptions of Class B shares under certain circumstances. The conditions set forth below are applicable with respect to the following situations with the proper documentation:

     Death.  CDSCs may be waived on redemptions within one year following the
     ------
death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act, Uniform Transfers to Minors Act or other custodial account. The CDSC waiver is also applicable in the case where the shareholder account is registered as community property. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B shares are not redeemed within one year of the death, they will remain Class B shares and be subject to the applicable CDSC, when redeemed.

     Disability.  CDSCs may be waived on redemptions occurring within one year
     -----------
after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986, as amended (the "Code")). To be eligible for such waiver, (i) the disability must arise AFTER the purchase of shares AND (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


PURCHASE THROUGH SAFS. SAFS will effect a purchase order on behalf of a customer who has an investment account upon confirmation of a verified credit balance at least equal to the amount of the purchase order (subject to the minimum investment requirements set forth in the Prospectus). Orders for purchases of shares received by the Distributor by wire transfer in the form of Federal Funds will be effected at the next-determined net asset value if received at or prior to the Fund's close of business. Orders for purchases accompanied by check or other negotiable bank draft will be accepted and effected as of the Fund's close of business on the next business day following receipt of such order. Shares will be entitled to receive a dividend, if any, commencing on the next business day after the day the purchase is effected.


PURCHASE BY CHECK. Checks should be made payable to the Fund or to "SunAmerica Funds" or, for retirement plan accounts for which the Adviser serves as fiduciary, to "Resources Trust Company." In the case of a new account, purchase orders by check must be submitted directly by mail to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New

York 10017-3204, together with payment for the purchase price of such shares and a completed New Account Application. Payment for subsequent purchases should be mailed to SunAmerica Fund Services, Inc., c/o NFDS, P.O. Box 419373, Kansas City, Missouri 64141-6373 and the shareholder's account number should appear on the check. For fiduciary retirement plan accounts, both initial and subsequent purchases should be mailed to SunAmerica Fund Services, Inc., Mutual Fund Operations, The SunAmerica Center, 733 Third Avenue, New York, New York 10017-3204. Certified checks are not necessary but checks are accepted subject to collection at full face value in United States funds and must be drawn on a bank located in the United States. Upon receipt of the completed New Account Application and payment check, the Transfer agent will purchase full and fractional shares of the Fund at the net asset value next computed after the check is received. Subsequent purchases of shares of the Fund may be purchased directly through the Transfer Agent. Orders for purchases accompanied by check or other negotiable bank draft will be accepted and effected as of the Fund's close of business on the next business day following receipt of such order and such shares will receive the dividend for the business day following the day the purchase is effected. SAFS reserves the right to reject any check made payable other than in the manner indicated above. Under certain circumstances, the Fund will accept a multi-party check (e.g., a check made payable to the shareholder by another party and then endorsed by the shareholder to the Fund in payment for the purchase of shares); however, the processing of such a check may be subject to a delay. The Fund does not verify the authenticity of the endorsement of such multi-party check, and acceptance of the check by the Fund should not be considered verification thereof. Neither the Fund nor its affiliates will be held liable for any losses incurred as a result of a fraudulent endorsement. There are restrictions on the redemption of shares purchased by check for which funds are being collected. (See "Redemption of Shares")


PURCHASE BY FEDERAL FUNDS WIRE. An investor may make purchases by having his or her bank wire Federal funds to the Corporation's Transfer Agent. Federal funds purchase orders will be accepted only on a day on which the Corporation and the Transfer Agent are open for business. Orders for purchase of shares received by wire transfer in the form of Federal Funds will be effected at the next-determined net asset value if received at or prior to the Fund's close of business. Such shares will receive the dividend for the next business day. In order to insure prompt receipt of a Federal funds wire, it is important that these steps be followed:

     1. You must have an existing SunAmerica Fund Account before wiring funds. To establish an account, complete the New Account Application and send it via facsimile to SunAmerica Fund Services, Inc. at: (212) 551-5343.

     2. Call SunAmerica Fund Services' Shareholder/Dealer Services, toll free at
        (800) 858-8850, extension 5125 to obtain your new account number.

     3. Instruct the bank to wire the specified amount to the Transfer Agent:
        State Street Bank and Trust Company, Boston, MA, ABA# 0110-00028; DDA# 99029712, SunAmerica [name of Fund, Class __] (include shareholder name and account number).


             ADDITIONAL INFORMATION REGARDING REDEMPTION OF SHARES

     Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption of Fund shares.

     If the Directors determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Corporation, having filed with the Securities and Exchange Commission ("SEC") a notification of election pursuant to Rule 18f-1 on behalf of the Fund, may pay the redemption price in whole, or in part, by a distribution in kind of securities from the Fund in lieu of cash. In conformity with applicable rules of the SEC, the Fund is committed to pay in cash all requests for redemption of Fund shares, by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. If shares are redeemed in kind, the redeeming shareholder would incur brokerage costs in converting the assets into cash. The method of valuing portfolio securities is described below in the section entitled "Determination of Net Asset Value," and such valuation will be made as of the same time the redemption price is determined.

                        DETERMINATION OF NET ASSET VALUE

     The Fund is open for business on any day the New York Stock Exchange ("NYSE") is open for regular trading. Shares are valued each day as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).The Fund calculates the net asset value of each class of its shares separately by dividing the total value of each class's net assets by the shares of such class outstanding. The net asset value may not be computed on a day in which no orders to purchase, sell or redeem Fund shares have been received.

     Under applicable rules of the SEC, the valuation of the Fund's investments is based upon their amortized cost. This entails valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any premium or discount regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which the value of an instrument, as determined by the amortized cost method, is higher or lower than the price the Fund would receive if it sold the instrument. During periods of rising interest rates, the daily yield on shares of the Fund computed on an amortized cost basis may tend to be higher than the like computation made by a mutual fund with identical investments utilizing a method of valuation based upon market prices. The converse would apply in a period of declining rates. The purpose of this method of valuation is to facilitate the maintenance of a constant net asset value per share of $1.00. There can be no assurance, however, that the Fund will be able to maintain a stable net asset value of $1.00 per share.

     Certain conditions must be met in connection with the application of valuation rules to the Fund. These conditions include maintaining a dollar-weighted average portfolio maturity of 90 days or less, purchasing instruments having remaining maturities of 397 calendar days or less, and investing only in securities determined by the Adviser under procedures adopted by the Directors to present minimal credit risks and which are of high quality as determined by the requisite number of nationally recognized statistical rating organizations or, in the case of any instrument that is not rated, determined to be of comparable quality by the Adviser under procedures adopted by the Directors. In accordance with the applicable regulations, the Directors have established procedures designed to stabilize at $1.00 the Fund's net asset value per share to the extent reasonably possible. Such procedures include review of the Fund's portfolio holdings at such intervals as appropriate to determine whether the Fund's net asset value, calculated by using available market quotations, deviates from $1.00 per share based on amortized cost. If such deviation exceeds .5% of the Fund's $1.00 per share net asset value, the Directors will promptly consider what action, if any, will be initiated. In the event that the Directors determine that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, they will take such corrective action as they deem necessary and appropriate, which may include selling portfolio instruments, withholding dividends or establishing a net asset value per share based upon available market quotations.

                                PERFORMANCE DATA

     The Fund may advertise performance data that reflects various measures of yield. An explanation of the data presented and the methods of computation that will be used are as follows.

     The Fund's performance may be compared to the historical returns of various investments, performance indices of those investments or economic indicators, including, but not limited to, stocks, bonds, certificates of deposit, money market deposit accounts, money market funds and U.S. Treasury Bills. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured.

     Yield is determined separately for Class A and Class B shares of the Fund in accordance with a standardized formula prescribed by the SEC and is not indicative of the amounts which were or will be paid to shareholders. The yield quoted in the Fund's advertisements is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the 7-day period. A hypothetical charge reflecting deductions for shareholder accounts is subtracted from the above net change and the difference is divided by the value of the account at the beginning of the 7-day period. The resulting figure is multiplied by 365 divided by seven and carried to the nearest one hundredth of one percent.

     Effective yield quoted in the Fund's advertisements is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the 7-day period. A hypothetical charge reflecting deductions from shareholder accounts is subtracted from the above net change and the difference is divided by the value of the account at the beginning of the 7-day period.
The resulting figure is then compounded by adding one, raising the sum to a power equal to 365 divided by seven, and subtracting one. The following formula illustrates the effective yield computation.

                     [(Base period return + 1) /365/7/] - 1

     The following table sets forth the Fund's yield and effective yield for the Class A and Class B shares for the 7-day periods ended December 31, 1996, 1995, and 1994.


                       1996                1995                1994
    CLASS
    ---------------------------------------------------------------------------
                           Effective           Effective           Effective
                   Yield     Yield     Yield     Yield     Yield     Yield
    ---------------------------------------------------------------------------
     A             4.55%     4.65%     4.96%     5.08%     4.89%     5.01%
    ---------------------------------------------------------------------------
     B             3.76%     3.83%     4.29%     4.38%     4.19%     4.28%
    ---------------------------------------------------------------------------

COMPARISONS
-----------

     The Fund may compare its yield to similar measures as calculated by various publications, services, indices, or averages. Such comparisons are made to assist in evaluating an investment in the Fund. The following references may be used:

     a) Lipper: Mutual Fund Performance Analysis, Fixed Income Analysis, and Mutual Fund Indices -- measures total return and average current yield for the mutual fund industry. Ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales charges.

     b) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc., analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

     c) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates -- historical measure of yield, price, and total return for common and small company stock, long-term government bonds, treasury bills, and inflation.


     d) IBC/Donoghue's Inc. Money Fund Report -- comprehensive evaluation of money market funds which monitors portfolio characteristics on a weekly basis. The Report provides the information with respect to yield, average maturity, security selection (asset allocation) and credit quality.


     In assessing such comparisons of performance, an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. Specifically, the Fund may compare its performance to that of certain indices which include securities with government guarantees. However, the Fund's shares do not contain any such guarantees. In addition, there can be no assurance that the Fund will continue its performance as compared to such other standards.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS. The Fund intends to distribute to the registered holders of its shares all or substantially all of its net investment income, which includes dividends, interest and net short-term capital gains, if any, in excess of any net long-term capital losses. The Fund intends to distribute any net long-term capital gains in excess of any net short-term capital losses. Dividends from net investment income are declared daily and paid monthly. Dividends are paid on or about the fifteenth day of the month. Net capital gains, if any, will be paid annually. In determining amounts of capital gains to be distributed, any capital loss carry-forwards from prior years will be offset against capital gains.

     Dividends and distributions are paid in additional Fund shares based on the net asset value at the close of business on the record date, unless the dividends total in excess of $10 per distribution period and the shareholder notifies the Fund at least five business days prior to the payment date to receive such distributions in cash.

TAXES. The Fund is qualified and intends to remain qualified and elects to be treated as a regulated investment company under Subchapter M of the Code for each taxable year. In order to remain qualified as a regulated investment company, the Fund generally must, among other things, (a) derive at least 90% of its gross income from dividends, interest, proceeds from loans of stock or securities and certain other related income; (b) derive less than 30% of its gross income from the sale or other disposition of stock or securities held less than 3 months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) 50% of the market value of the Fund's assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities or the securities of other regulated investment companies).

     As a regulated investment company, the Fund will not be subject to U.S. Federal income tax on its income and gains which it distributes as dividends or capital gains distributions to shareholders provided that it distributes to shareholders at least 90% of its investment company taxable income for the taxable year. The Fund intends to distribute sufficient income to meet this qualification requirement.

     Under the Code, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, the Fund must distribute during each calendar year (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its net capital gains, i.e., capital gains in excess of its capital losses for the 12-month period ending on October 31 of the calendar year, and (3) all ordinary income and net capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is paid during the calendar year or if declared by the

Fund in October, November or December of such year, payable to shareholders of record on a date in such month and paid by the Fund during January of the following year. Any such distributions paid during January of the following year will be taxable to shareholders as of December 31, rather than the date on which the distributions are received.

     Distributions of net investment income and short-term capital gains ("ordinary income dividends") are taxable to a shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of net long-term capital gains, if any, are taxable as long-term capital gains regardless of whether the shareholder receives such distributions in additional shares or in cash or how long the investor has held his or her shares. Dividends and distributions paid by the Fund will not be eligible for the dividends received deduction for corporations.

     Upon a sale or exchange of its shares, a shareholder may realize a taxable gain or loss depending upon its basis in the shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands and will be long-term capital gain or loss if the shares have been held for more than one year. The amount of any CDSC will reduce the amount realized on the sale or exchange of shares for purposes of determining gain or loss. Generally, any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. Any loss realized by a shareholder on the sale of shares of the Fund held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

     Under certain circumstances (such as the exercise of an exchange privilege in certain cases), the tax effect of sales load charges imposed on the purchase of shares in a regulated investment company is deferred if the shareholder does not hold the shares for at least 90 days.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known. It is not anticipated that the Fund will qualify to pass through to shareholders the ability to claim as a foreign tax credit their respective shares of foreign taxes paid by the Fund.

     The Fund may be required to backup withhold U.S. Federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or fail to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder's U.S. Federal income tax liability.

     Foreign shareholders generally will be subject to a withholding tax at the rate of 30% (or lower treaty rate) on any ordinary income dividends pay by the Fund.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations currently in effect. Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, state and local taxes. In addition, foreign investors should consult with their own tax advisers regarding the particular tax consequences, including foreign tax consequences, to them of an investment in the Fund. Qualification as a regulated investment company under the Code for tax purposes does not entail government supervision of management or investment policies.


                                RETIREMENT PLANS

     Shares of the Fund are eligible to be purchased in conjunction with various types of qualified retirement plans. The summary below is only a brief description of the Federal income tax laws for each plan and does not purport to be complete. Further information or an application to invest in shares of the Fund by establishing any of the retirement plans described below may be obtained by calling Retirement Plans at (800) 858-8850. However, it is recommended that a shareholder considering any retirement plan consult a tax adviser before participating.

PENSION AND PROFIT-SHARING PLANS. Sections 401(a) and 401(k) of the Code permit business employers and certain associations to establish pension and profit sharing plans for employees. Shares of the Fund may be purchased by those who would have been covered under the rules governing old H.R. 10 (Keogh) Plans, as well as by corporate plans. Each business retirement plan provides tax advantages for owners and participants. Contributions made by the employer are tax-deductible, and participants do not pay taxes on contributions or earnings until withdrawn.

TAX-SHELTERED CUSTODIAL ACCOUNTS. Section 403(b)(7) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code, to purchase shares of the Fund and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes.

INDIVIDUAL RETIREMENT ACCOUNTS (IRA). Section 408 of the Code permits eligible individuals to contribute to an individual retirement program, including Simplified Employee Pension Plans, commonly referred to as SEP-IRA. These IRAs are subject to limitations with respect to the amount that may be contributed, the eligibility of individuals, and the time in which distributions would be allowed to commence. In addition, certain distributions from some other types of retirement plans may be placed on a tax-deferred basis in an IRA.

SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SARSEP). This plan was introduced by a provision of the Tax Reform Act of 1986 as a unique way for small employers to provide the benefit of retirement planning for their employees.
Contributions are deducted from the employee's paycheck before tax deductions and are deposited into an IRA by the employer. These contributions are not included in the employee's income and therefore are not reported or deducted on his or her tax return.


                             DESCRIPTION OF SHARES

     Ownership of the Corporation is represented by transferable shares of common stock, having a par value of $.001 per share. The Articles of Incorporation, as amended to date (the "Articles of Incorporation"), authorize the Corporation to issue 10 billion shares of common stock and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate interests of shareholders of the Corporation.

     Currently, one series of shares of the Corporation, the Fund, has been authorized pursuant to the Articles of Incorporation. This series has been divided into two classes of shares, designated as Class A and Class B shares. The Directors may authorize the creation of additional series of shares so as to be able to offer to investors additional investment portfolios within the Corporation that would operate independently from the Corporation's present portfolio, or to distinguish among shareholders, as may be necessary, to comply with future regulations or other unforeseen circumstances. Each series of the Corporation's shares, in the event that more than one series is authorized, will represent the interests of the shareholders of that series in a particular portfolio of the Corporation's assets. In addition, the Directors may authorize the creation of additional classes of shares in the future.

     Shareholders are entitled to a full vote for each full share held. The Directors have terms of unlimited duration (subject to certain removal procedures) and have the power to alter the number of Directors, and appoint their own successors, provided that at all times at least a majority of the Directors have been elected by shareholders. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Directors being elected, while the holders of the remaining shares would be unable to elect any Directors. Although the Corporation need not hold annual meetings of shareholders, the Directors may call special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act, Maryland law, the Articles of Incorporation or the By-Laws of the Corporation (the "By-Laws"). Also, a shareholders meeting must be called, if so requested in writing by the holders of record of 10% or more of the outstanding shares of the Corporation. In addition, the Directors may be removed only for cause by the action of the holders of record of at least a majority of all outstanding shares entitled to vote for election of Directors. All series of shares will vote with respect to certain matters, such as election of Directors. When all series of shares, to the extent that more than one series is authorized, are not affected by a matter to be voted upon, such as approval of investment advisory agreements or changes in a series' policies, only shareholders of the series affected by the matter may be entitled to vote.

     Both classes of shares of the Fund are identical in all respects, except that (i) each class may bear differing amounts of certain class-specific expenses, (ii) Class A shares are subject to an ongoing account maintenance and service fee, (iii) Class B shares are subject to a contingent deferred sales charge, a distribution fee and an ongoing account maintenance and service fee,
(iv) Class B shares convert automatically to Class A shares on the first business day of the month seven years after the purchase of such Class B shares,
(v) each class has voting rights on matters that pertain to the Rule 12b-1 plan adopted with respect to such class, except that under certain circumstances, the holders of Class B shares may be entitled to vote on material changes to the Class A Rule 12b-1 plan, and (vi) each class of shares will be exchangeable only into the same class of shares of other funds in the SunAmerica Mutual Funds that offers that class. All shares of the Corporation issued and outstanding and all shares offered by the Prospectus when issued, are and will be fully paid and non-assessable. Shares have no preemptive or other subscription rights and are freely transferable on the books of the Corporation. In addition, shares have no conversion rights, except as described above.

     The By-Laws provide that the Corporation shall indemnify any person who was or is a Director, officer or employee of the Corporation to the maximum extent permitted by Maryland law and the 1940 Act upon a determination, made in accordance with the terms of the By-Laws, that indemnification is proper in the circumstances. In addition, the By-Laws provide that the Corporation may maintain insurance on behalf of any person who is or was a director or officer, employee or agent of the Corporation or who is or was serving at the request of the Corporation as director, officer, agent or employee of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted or incurred in connection with serving in such capacity. However, no Director or officer of the Corporation will be protected by indemnification, insurance or otherwise from any liability to the Corporation or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in his or her office.


                             ADDITIONAL INFORMATION

REPORTS TO SHAREHOLDERS. The Fund sends audited annual and unaudited semi-annual reports to shareholders of the Fund. In addition, the Transfer Agent sends a statement to each shareholder having an account directly with the Fund to confirm transactions in the account.

CUSTODIAN AND TRANSFER AGENT. State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA 02171, serves as Custodian and Transfer Agent for the Fund and in those capacities maintains certain financial and accounting books and records pursuant to agreements with the Corporation. Transfer agent functions are performed for State Street, by National Financial Data Services, P.O. Box 419572, Kansas City, MO 64141-6572, an affiliate of State Street.


INDEPENDENT ACCOUNTANTS AND LEGAL COUNSEL. Price Waterhouse LLP, 1177 Avenue of the Americas, New York, NY 10036, has been selected to serve as the Corporation 's independent accountants and in that capacity examines the annual financial statements of the Fund. The firm of Shereff, Friedman, Hoffman & Goodman, LLP, 919 Third Avenue, New York, NY 10022, has been selected as legal counsel to the Corporation.


                              FINANCIAL STATEMENTS

     Set forth following this Statement of Additional Information are the financial statements of SunAmerica Money Market Funds, Inc. with respect to its SunAmerica Money Market Fund series for the fiscal year ended December 31, 1996.

 SUNAMERICA MONEY MARKET FUND
 SHAREHOLDER LETTER

                                                              February 10, 1997

Dear Shareholder:

  The SunAmerica Money Market Fund's investment objective is to seek as high a level of current income as is consistent with liquidity and stability of capital by investing primarily in high quality, short-term money market instruments.

  For the year ended December 31, 1996, the Fund's Class A share's total return was 4.61% and the Fund's SEC seven-day yield was 4.55%. Since the Fund invests only in short-term obligations with a maturity of 13 months or less, its performance generally tracks the short-term market levels.

  The Federal Reserve's rates remained unchanged for most of 1996. This was based on their belief that although the economy was expanding, enhancements in technology and global competition would keep inflation close to their target range of 2.5% to 3%. While economists revised their forecasts frequently due to increases in economic activity, the increases in economic growth did not produce the inflationary pressures that many feared. Although the average American consumer had more disposable income, the additional income was generally invested rather than spent. The American consumer has sent a message to businesses everywhere; they want quality and low prices and they are willing to wait for them.

  As we enter 1997, we believe that short-term rates will remain stable throughout the first quarter. It is our belief that the rapid rise in the dollar will keep American companies from expanding their distribution overseas and domestic activity will tend to be moderate. As competition continues to grow, however, some companies may be pushed to their limits, thereby making credit quality our primary focus.

  The Fund's strategy remains conservative. We will attempt to maintain the average maturity close to the Donoghue Average and will focus on the larger issuers of debt which offer the greatest level of liquidity. This will enable us to actively manage the portfolio to minimize potential future volatility.


                                          /s/ P. Christopher Leary

                                          P. Christopher Leary
                                          Portfolio Manager

 SUNAMERICA MONEY MARKET FUND
 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996

                                                   PRINCIPAL
                                                     AMOUNT                                  VALUE
SECURITY DESCRIPTION                             (IN THOUSANDS)  RATE**      MATURITY       (NOTE 2)
------------------------------------------------------------------------------------------------------
ASSET BACKED SECURITIES--1.8%
AT&T Capital Equipment Leasing                      $ 7,723       5.60%      10/15/97     $  7,723,064
                                                                                          ------------
TOTAL ASSET BACKED SECURITIES
 (amortized cost $7,723,064)                                                                 7,723,064
                                                                                          ------------
CERTIFICATES OF DEPOSIT--8.6%
Commerzbank Yankee                                    6,000       5.40        1/08/97        6,000,048
Dai-Itchi Kango Bank                                 11,000       5.53        1/21/97       11,000,352
Sanwa Bank Ltd.                                      10,000       5.50        1/15/97        9,999,964
Sumitomo Bank                                        10,000       5.52        2/06/97       10,000,099
                                                                                          ------------
TOTAL CERTIFICATES OF DEPOSIT
 (amortized cost $37,000,463)                                                               37,000,463
                                                                                          ------------
COMMERCIAL PAPER--53.9%
Allegheny University Hospital                         9,000       5.40        2/18/97        8,935,200
Avnet, Inc.                                           6,820       5.33        2/07/97        6,782,640
Banca CRT Financial Corp.                             6,000       5.35        1/06/97        5,995,542
Bass Finance (C.I.) Ltd.                              7,000       5.36        2/10/97        6,958,311
BHF Finance (DE), Inc.                                7,000       5.40        2/04/97        6,964,300
Cofco Capital Corp.                                   6,000       5.35        2/14/97        5,960,767
Commed Fuel Co., Inc.                                 7,959       5.32        2/13/97        7,908,425
Cooperative Association of Tractor Dealers,
 Inc.                                                13,700       5.32        1/13/97       13,675,705
Dean Witter, Discover & Co.                           8,000       5.31        1/09/97        7,990,560
Dynamic Funding Corp.                                 7,000       5.57        2/05/97        6,962,093
Embarcadero Center Venture (Four)                     8,000       5.62        1/15/97        7,982,516
Formosa Plastics Corp.                                5,000       5.32        1/22/97        4,984,483
Goldman Sachs Group L.P.                              8,000       5.30        3/05/97        7,925,800
Guinness PLC                                          7,000       5.30        1/21/97        6,979,389
Hitachi Credit America Corp.                         10,441       5.34        1/28/97       10,399,184
Japan Leasing Finance Corp.                           8,000       5.45        3/03/97        7,926,122
Madison Funding Corp.                                14,000     5.34-5.36 1/13/97-1/27/97   13,960,442
Merrill Lynch & Co., Inc.                            10,000       5.33        2/12/97        9,937,817
Mont Blanc Capital Corp.                              7,000       5.45        1/13/97        6,987,283
Oak Funding Corp.                                    12,000       5.44        1/31/97       11,945,600
Orix America, Inc.                                    8,000       5.40        1/02/97        7,998,800
Premium Funding, Inc.                                 8,000       5.35        1/15/97        7,983,356
Ryobi Finance Corp.                                   5,000       5.68        1/21/97        4,984,222
Sheffield Receivables Corp.                          10,500       6.85        1/02/97       10,498,002
SRD Finance, Inc.                                    10,000       5.50        1/23/97        9,966,389
Sunbelt-DIX, Inc.                                     7,976       5.35        2/04/97        7,935,699
USA Group Secondary Market Services, Inc.             6,000       5.32        2/10/97        5,964,533
Working Capital Management Co. L.P.                   8,000       5.45        1/24/97        7,972,145
                                                                                          ------------
TOTAL COMMERCIAL PAPER
 (amortized cost $230,465,325)                                                             230,465,325
                                                                                          ------------
GOVERNMENT AGENCIES--2.7%
Agency for International Development India+           3,000       5.67        1/07/97        3,006,319
Agency for International Development Isra-
 el+                                                  3,216       5.56        1/07/97        3,216,127
Agency for International Development Pana-
 ma+                                                  5,089       5.68        1/07/97        5,121,703
                                                                                          ------------
TOTAL GOVERNMENT AGENCIES
 (amortized cost $11,344,149)                                                               11,344,149
                                                                                          ------------

 SUNAMERICA MONEY MARKET FUND
 PORTFOLIO OF INVESTMENTS AT DECEMBER 31, 1996 -- (CONTINUED)

                                                      PRINCIPAL
                                                        AMOUNT                                  VALUE
SECURITY DESCRIPTION                                (IN THOUSANDS)  RATE**      MATURITY       (NOTE 2)
---------------------------------------------------------------------------------------------------------
MEDIUM TERM NOTES--23.4%
American Express Centurion+                            $ 6,000       5.57%       1/13/97     $  6,000,000
Bear Stearns Cos., Inc.+                                12,500     5.56-5.61 1/02/97-1/03/97   12,500,000
Beneficial Corp.                                         4,700       9.13        3/12/97        4,734,286
Boatmen's Credit Card Bank+                              8,000       5.54        1/08/97        7,999,068
Boatmen's National Bank of St. Louis+                    5,000       5.35        1/07/97        5,000,000
Campbell Soup Co.                                        4,567       7.75        2/24/97        4,584,089
Credit National+                                         8,000       5.50        2/24/97        7,999,900
Ford Motor Credit Co.                                    4,000       5.20        1/01/97        4,000,000
General Motors Acceptance Corp.                          7,000       5.00        1/27/97        6,996,210
Key Bank of Wyoming+                                     5,000       5.55        1/14/97        4,999,587
Manufacturers Life Insurance Cos.                        3,000       8.25        3/01/97        3,014,174
Nationsbank Corp.                                        7,300       7.50        2/15/97        7,318,990
PNC Bank, N.A.+                                         11,000     5.24-5.50 1/07/97-1/13/97   10,995,666
Smith Barney Holdings, Inc.                              5,000       6.00        3/15/97        5,007,167
Sony Capital Corp.+                                      9,000       5.50        2/28/97        9,000,000
                                                                                             ------------
TOTAL MEDIUM TERM NOTES
 (amortized cost $100,149,137)                                                                100,149,137
                                                                                             ------------
TAXABLE MUNICIPAL MEDIUM TERM NOTES--8.5%
Illinois Student Assistance Corp.+                      16,000     5.85-5.91     1/01/97       16,000,000
New Hampshire State Industrial
 Development Authority                                  13,000       5.48        1/22/97       13,000,000
Texas G.O.+                                              7,415       5.88        1/01/97        7,415,000
                                                                                             ------------
TOTAL TAXABLE MUNICIPAL MEDIUM TERM NOTES
 (amortized cost $36,415,000)                                                                  36,415,000
                                                                                             ------------
TOTAL INVESTMENT SECURITIES
 (amortized cost $423,097,138)                                                                423,097,138
                                                                                             ------------
REPURCHASE AGREEMENT--0.7%
Joint Repurchase Agreement Account (Note 3)
 (cost $3,076,000)                                       3,076       6.25        1/02/97        3,076,000
                                                                                             ------------
TOTAL INVESTMENTS--
 (amortized cost $426,173,138*)               99.6%                                           426,173,138
Other assets less liabilities                  0.4                                              1,639,363
                                             -----                                           ------------
NET ASSETS                                   100.0%                                          $427,812,501
                                             =====                                           ============

--------
* At December 31, 1996 the cost of securities for Federal income tax purposes was the same as for book purposes
** Rates shown are rates in effect as of December 31, 1996
+  Variable rate security; maturity date reflects the next reset date
G.O. --General Obligation

    PORTFOLIO BREAKDOWN AS A PERCENTAGE OF NET ASSETS (EXCLUDING REPURCHASE
                            AGREEMENT) BY INDUSTRY@

Consumer Credit Services  5.1%     Financial Services          22.2%     Real Estate       1.9%
Industrials               3.8      Finance                     19.1      Utilities         1.9
Government Agencies       2.7      Banking                     18.5      Food & Beverages  1.6
Receivables Company       2.5      Municipalities              8.5       Insurance         0.7
Pharmaceuticals           2.1      Securities Holding Company  8.3                        ----
                                                                                          98.9%
                                                                                          ====

  @ As grouped by Moody's Investors Service Global Short Term Market Record

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 STATEMENT OF ASSETS AND LIABILITIES AT DECEMBER 31, 1996

ASSETS:
Investment securities, at value (amortized cost $426,173,138)....... $426,173,138
Cash................................................................      434,237
Interest receivable.................................................    2,043,498
Receivable for fund shares sold.....................................      921,283
Prepaid expenses....................................................       90,425
                                                                     ------------
 Total assets.......................................................  429,662,581
                                                                     ------------
LIABILITIES:
Payable for fund shares repurchased.................................    1,312,832
Accrued expenses....................................................      281,477
Investment advisory and management fees payable.....................      181,780
Distribution and service maintenance fees payable...................       73,991
                                                                     ------------
 Total liabilities..................................................    1,850,080
                                                                     ------------
    Net assets...................................................... $427,812,501
                                                                     ============
NET ASSETS WERE COMPOSED OF:
Common Stock, $.001 par value (10 billion shares authorized)........ $    427,802
Additional paid-in capital..........................................  427,279,382
                                                                     ------------
                                                                      427,707,184
Accumulated undistributed net investment income.....................      105,317
                                                                     ------------
    Net assets...................................................... $427,812,501
                                                                     ============
CLASS A:
 Net asset value ($398,698,191/398,688,570 shares outstanding)......        $1.00
                                                                            =====
CLASS B:
 Net asset value ($29,114,310/29,113,376 shares outstanding)........        $1.00
                                                                            =====


 STATEMENT OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:
 Interest..............................................             $21,126,368
                                                                    -----------
EXPENSES:
 Investment advisory and management fees...............  $1,923,536
 Service maintenance fees--Class A.....................     513,979
 Distribution and service maintenance fees--Class B....     378,491
 Transfer agent and shareholder servicing fees and ex-
  penses--Class A......................................     909,471
 Transfer agent and shareholder servicing fees and ex-
  penses--Class B......................................     110,682
 Custodian fees and expenses...........................     161,170
 Registration fees--Class A............................      43,403
 Registration fees--Class B............................      12,028
 Directors' fees and expenses..........................      47,820
 Audit and tax consulting fees.........................      31,620
 Printing expense......................................      32,375
 Insurance expense.....................................       6,763
 Legal fees and expenses...............................       6,610
 Miscellaneous expenses................................       6,101
                                                         ----------
                                                                      4,184,049
 Less: expense offset..................................                (139,424)
                                                                    -----------
 Net expenses..........................................               4,044,625
                                                                    -----------
 Net investment income.................................              17,081,743
                                                                    -----------
 INCREASE IN NET ASSETS RESULTING FROM OPERATIONS......             $17,081,743
                                                                    ===========

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 STATEMENT OF CHANGES IN NET ASSETS

                                               FOR THE YEAR      FOR THE YEAR
                                                   ENDED             ENDED
                                             DECEMBER 31, 1996 DECEMBER 31, 1995
                                             -----------------------------------
INCREASE IN NET ASSETS:
OPERATIONS:
 Net investment income.....................    $ 17,081,743      $ 15,308,139
                                               ------------      ------------
 Net increase in net assets resulting from
  operations...............................      17,081,743        15,308,139
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS:
 From net investment income (Class A)......     (15,491,408)      (12,540,465)
 From net investment income (Class B)......      (1,583,636)       (2,793,748)
                                               ------------      ------------
 Total dividends and distributions to
  shareholders.............................     (17,075,044)      (15,334,213)
INCREASE IN NET ASSETS FROM FUND SHARE
 TRANSACTIONS (NOTE 5).....................      59,699,130        55,776,169
                                               ------------      ------------
 Total increase in net assets..............      59,705,829        55,750,095
NET ASSETS:
 Beginning of year.........................     368,106,672       312,356,577
                                               ------------      ------------
 End of period (including undistributed net
  investment income of $105,317 and $98,618
  at December 31, 1996 and December 31,
  1995, respectively)......................    $427,812,501      $368,106,672
                                               ============      ============


 FINANCIAL HIGHLIGHTS

              NET                                      NET                 NET                   RATIO OF
             ASSET                         DIVIDENDS  ASSET               ASSETS   RATIO OF   NET INVESTMENT
             VALUE      NET     TOTAL FROM  FROM NET  VALUE               END OF   EXPENSES     INCOME TO
  PERIOD   BEGINNING INVESTMENT INVESTMENT INVESTMENT END OF   TOTAL      PERIOD  TO AVERAGE     AVERAGE
  ENDED    OF PERIOD   INCOME   OPERATIONS   INCOME   PERIOD RETURN(1)   (000'S)  NET ASSETS    NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                      CLASS A
                                                      -------
 12/31/92   $1.000     $0.027     $0.027    $(0.027)  $1.000   2.74%     $215,521    1.27%         2.76%
 12/31/93    1.000      0.023      0.023     (0.023)   1.000   2.32       189,160    1.16          2.30
 12/31/94    1.000      0.034      0.034     (0.034)   1.000   3.47       213,958    1.00          3.43
 12/31/95    1.000      0.051      0.051     (0.051)   1.000   5.18       316,308    1.01(2)       5.04
 12/31/96    1.000      0.045      0.045     (0.045)   1.000   4.61       398,698    1.00(2)       4.52
                                                      CLASS B
                                                      -------
 09/24/93-
 12/31/93   $1.000     $0.004     $0.004    $(0.004)  $1.000   0.44%(3)   $41,915    1.69%(4)      1.69%(4)
 12/31/94    1.000      0.027      0.027     (0.027)   1.000   2.76        98,398    1.69          2.91
 12/31/95    1.000      0.044      0.044     (0.044)   1.000   4.49        51,799    1.78(2)       4.37
 12/31/96    1.000      0.038      0.038     (0.038)   1.000   3.83        29,114    1.77(2)       3.76

-------
(1) Total return does not reflect sales load
(2) The expense ratio reflects the effect of a gross up of custody and transfer agent expense credit for the year ended December 31, 1995 and a gross up of transfer agent expense credits for the year ended December 31, 1996 as follows:

                    12/31/95 12/31/96
                    -------- --------
   Class A.........  0.05%    0.03%
   Class B.........  0.13%    0.04%

(3) Total return is not annualized
(4) Annualized

                       See Notes to Financial Statements

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996

  NOTE 1. ORGANIZATION
  SunAmerica Money Market Fund (the "Fund") is an open-end diversified management investment company organized as a Maryland Corporation.

  The Fund currently offers Class A shares and Class B shares. The offering price is the next determined net asset value per share. For Class B shares only, a declining contingent deferred sales charge ("CDSC") is imposed on certain redemptions made within six years. Class B shares of the Fund convert automatically to Class A shares on the first business day of the month seven years after the issuance of such Class B shares and at such time are no longer subject to a distribution fee. Each class of shares bears the same voting, dividend, liquidation and other rights and conditions and each makes account maintenance and service fee payments under a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") except that Class B shares are subject to distribution fees.

  NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements:

  SECURITY VALUATIONS: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of any discount or premium.

  REPURCHASE AGREEMENTS: The Fund, along with other affiliated registered investment companies, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

  SECURITIES TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS TO
  SHAREHOLDERS: Securities transactions are recorded as of the trade date. Interest income, including the accretion of discount and amortization of premium, is accrued daily. Realized gains and losses on sales of investments are calculated on the identified cost basis.

  Net investment income other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

  Dividends from net investment income are declared daily and paid monthly.

  USE OF ESTIMATES IN FINANCIAL STATEMENT PREPARATION: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  FEDERAL INCOME TAXES: It is the Fund's policy to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income or excise tax provisions are required.

  For the year ended December 31, 1996, the Fund incurred capital loss of $15,566 which was offset against interest income on the Statement of Operations. At December 31, 1996, the Fund had capital loss carryforwards in the following amounts:

                                  EXPIRATION
              ---------------------------------------------------
               2002                  2003                  2004
              ------                -------               -------
              $5,892                $11,725               $15,660

  To the extent that these capital loss carryforwards are utilized to offset future net realized gains on securities transactions, the gain, so offset will not be distributed to the shareholders, to the extent provided by the regulations.

  Capital losses incurred after October 31 within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The fund has incurred and will elect to defer $820 of such capital losses.

  NOTE 3. JOINT REPURCHASE AGREEMENT ACCOUNT
  As of December 31, 1996, the Fund had a 9.3% undivided interest, which represented $3,076,000 in principal amount, in a repurchase agreement in a joint account with other SunAmerica managed funds. As of such date, the repurchase agreement in the joint account and the collateral therefore was as follows:

  Yamaichi International (America), Inc., Repurchase Agreement, 6.25% dated 12/31/96, in the principal amount of $33,000,000 repurchase price $33,011,458 due 1/2/97 collateralized by $8,040,000 U.S. Treasury Notes 5.75% due 9/30/97 and $24,810,000 U.S. Treasury Notes 6.375% due 9/30/01,
  approximate aggregate value $33,660,748.

  NOTE 4. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT
  The Fund has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica Asset Management Corp. ("SAAMCo"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Agreement, SAAMCo provides continuous supervision of the Fund's portfolio and administers its corporate affairs, subject to general review by the Directors. In connection therewith, SAAMCo furnishes the Fund with office facilities, maintains certain of the Fund's books and records, and pays the salaries and expenses of all personnel, including officers of the Fund who are employees of SAAMCo and its affiliates. The investment advisory and management fee to SAAMCo is computed daily and payable monthly, at an annual rate of .50% on the first $600 million of the Fund's daily net assets, .45% on the next $900 million of net assets and .40% on net assets over $1.5 billion.

  The Fund has a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or the "Distributor"), an indirect wholly owned subsidiary of SunAmerica Inc. The Fund has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act. Rule 12b-1 permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares ("distribution expenses") in accordance with a plan adopted by the investment company's board of directors and approved by its shareholders. Pursuant to such rule, the Directors and the shareholders of each class of shares of the Fund have adopted Distribution Plans hereinafter referred to as the "Class A Plan" and the "Class B Plan."

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  In adopting the Class A Plan and the Class B Plan, the Directors determined that there was a reasonable likelihood that each such Plan would benefit the Fund and the shareholders of the respective class. The sales charge and distribution fees of the Class B shares will not be used to subsidize the sale of Class A shares.

  Under the Class B Plan the Distributor receives payments from the Fund at the annual rate of up to 0.75% of the average daily net assets of the Fund's Class B shares, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be reimbursed out of such distribution fees include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class B Plan may exceed the Distributor's distribution costs as described above. The Class A Plan does not provide for a distribution fee. The Distribution Plans provide that each class of shares of the Fund may also pay the Distributor an account maintenance and service fee of up to an annual rate of 0.15% of the aggregate average daily net assets of such class of shares for payments to broker-dealers for providing continuing account maintenance. In this regard, some payments are used to compensate broker-dealers with account maintenance and service fees in an amount up to 0.15% per year of the assets maintained in the Fund by their customers. For the year ended December 31, 1996, SACS earned fees of $892,470 from the Fund.

  SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of the Fund's Class B shares. For the year ended December 31, 1996, SACS informed the Fund that it received approximately $339,999 in contingent deferred sales charges.

  The Fund has entered into a Service Agreement with SunAmerica Fund Services, Inc. ("SAFS"), an indirect wholly owned subsidiary of SunAmerica Inc. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Fund's transfer agent in connection with the services that it offers to the shareholders of the Fund. The Service Agreement permits the Fund to reimburse SAFS for costs incurred in providing such services which is approved annually by the Directors. For the year ended December 31, 1996 the Fund (Class A and Class B) incurred expenses of $846,356 to reimburse SAFS pursuant to the terms of the Service Agreement. Of this amount, $79,983 was payable to SAFS at December 31, 1996.

  NOTE 5. CAPITAL SHARE TRANSACTIONS
  Transactions in shares of each class, all at $1.00 per share, for the year ended December 31, 1996 and for the prior year were as follows:

                                                MONEY MARKET FUND
                             ----------------------------------------------------------
                                        CLASS A                       CLASS B
                             ------------------------------  --------------------------
                                FOR THE         FOR THE        FOR THE       FOR THE
                               YEAR ENDED      YEAR ENDED     YEAR ENDED    YEAR ENDED
                              DECEMBER 31,    DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                  1996            1995           1996          1995
                             --------------  --------------  ------------  ------------
   Shares sold.............   1,460,788,582   1,100,031,147   122,015,372   445,571,488
   Reinvested dividends....      15,326,870      12,194,638     1,346,953     2,179,516
   Shares redeemed.........  (1,393,731,702) (1,009,865,935) (146,046,945) (494,334,685)
                             --------------  --------------  ------------  ------------
   Net increase (decrease).      82,383,750     102,359,850   (22,684,620)  (46,583,681)
                             ==============  ==============  ============  ============

 SUNAMERICA MONEY MARKET FUND
 NOTES TO FINANCIAL STATEMENTS--DECEMBER 31, 1996--(CONTINUED)

  NOTE 6. DIRECTORS' RETIREMENT PLAN
  The Directors (and Trustees) of the SunAmerica Family of Mutual Funds have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993 for the unaffiliated Directors. The Retirement Plan provides generally that if an unaffiliated Director who has at least 10 years of consecutive service as a Disinterested Director of any of the SunAmerica mutual funds (an "Eligible Director") retires after reaching age 60 but before age 70 or dies while a Director, such person will be eligible to receive a retirement or death benefit from each SunAmerica mutual fund with respect to which he or she is an Eligible Director. As of each birthday, prior to the 70th birthday, but in no event for a period greater than 10 years, each Eligible Director will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Director of each SunAmerica mutual fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.5% of any amounts credited under the preceding clause during prior years, is added to each Eligible Director's account until such Eligible Director reaches his or her 70th birthday. An Eligible Director may receive benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to fifteen annual installments. As of December 31, 1996, the Fund had accrued $30,361 for the Retirement Plan, which is included in accrued expenses on the Statement of Assets and Liabilities and for the year ended December 31, 1996, and expensed $14,130 for the Retirement Plan, which is included in Directors' fees and expenses on the Statement of Operations.

 SUNAMERICA MONEY MARKET FUND
 REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of SunAmerica Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of SunAmerica Money Market Fund (the "Fund") at December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1996 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

1177 Avenue of the Americas
New York, New York
February 13, 1997

 SUNAMERICA MONEY MARKET FUND

TRUSTEES                                 INVESTMENT MANAGER AND ADMINISTRATOR
S. James Coppersmith                     SunAmerica Asset Management Corp.
Samuel M. Eisenstat                      The SunAmerica Center
Stephen J. Gutman                        733 Third Avenue
Peter A. Harbeck                         New York, NY 10017-3204
Peter McMillan III
Sebastiano Sterpa                        DISTRIBUTOR
                                         SunAmerica Capital Services, Inc.
OFFICERS                                 The SunAmerica Center
Peter A. Harbeck, President              733 Third Avenue
Nancy Kelly, Vice President              New York, NY 10017-3204
P. Christopher Leary, Vice President
Robert M. Zakem, Secretary               SHAREHOLDER SERVICING AGENT
Peter C. Sutton, Treasurer               SunAmerica Fund Services, Inc.
John T. Genoy, Assistant Treasurer       The SunAmerica Center
Donna M. Handel, Assistant Treasurer     733 Third Avenue
Hilary R. Kastleman, Assistant Secretary New York, NY 10017-3204
Abbe P. Stein, Assistant Secretary
                                         CUSTODIAN AND TRANSFER AGENT
                                         State Street Bank & Trust Company
                                         P.O. Box 419572
                                         Kansas City, MO 64141-6572

-------------------------------------------------------------------------------
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The easy and convenient way to obtain the most current information on your mutual funds. By calling our toll free number, 1-800-654-4760, you can receive
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information, please call us at 1-800-858-8850 Monday-Friday 9:00 a.m.-6:00
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                       CLASS                                CLASS
                      -------                              -------
EQUITY FUNDS           A   B           INCOME FUNDS         A   B
                      --- ---                              --- ---
Balanced Assets        51 551          U.S. Government
Global Balanced        23 523           Securities          70 570
Blue Chip Growth      522  22          Federal Securities  534  34
Mid-Cap Growth         71 571          Diversified Income  580  80
Small Company Growth   36 536          High Income          28 228
Growth and Income      24 524          Tax Exempt Insured   33 533

                                       Money Market         35 535

FUNCTIONS
1 List of Available Functions                6 Last Dividend Transaction
2 Account Balance                            7 Duplicate Statement
3 Fund Price                                 8 Year-End Tax
4 Process an Exchange                           Information/Duplicate Tax
5 Lost Transaction                              Forms
                                             9 Check Reorders

December 31, 1996

SunAmerica
Money Market
Fund


Annual
Report

[LOGO] SunAmerica
       Asset Management

       800.858.8850



SunAmerica Money Market Fund
The SunAmerica Center
733 Third Avenue
New York, NY 10017-3204
1-800-858-8850

This report is submitted soley for the general information of shareholders of the Fund. Distribution of this report to persons other than shareholders of the Fund is authorized only in connection with a currently effective prospectus, setting forth details of the Fund, which must precede or accompany this report.

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       Asset Management

       800.858.8850

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